PROSPECTUS
DECEMBER 29, 1995

                  MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------

    Merrill Lynch California Municipal Bond Fund (the "Fund") is a diversified mutual fund seeking to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund invests primarily in a diversified portfolio of long-term investment grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes ("California Municipal Bonds"). Dividends paid by the Fund are exempt from Federal and California income taxes to the extent derived from interest payments on California Municipal Bonds. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies" on page 11.
                            ------------------------

    Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.

    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".
                            ------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated December 29, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Merrill Lynch California Municipal Series Trust (the "Trust") at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Fund is a separate series of the Trust, an open-end management investment company organized as a Massachusetts business trust.
                            ------------------------
                         FUND ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                                                    CLASS A(A)             CLASS B(B)             CLASS C       CLASS D
                                                    -----------      -----------------------    ------------    --------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on Purchases (as
      a percentage of offering price)............     4.00%(c)                None                 None          4.00%(c)
    Sales Charge Imposed on Dividend
      Reinvestments..............................     None                    None                 None          None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)..............     None(d)         4.0% during the first     1.0% for one     None(d)
                                                                      year, decreasing 1.0%         year
                                                                     annually to 0.0% after
                                                                         the fourth year
    Exchange Fee.................................     None                    None                 None          None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)(E):
    Management Fees(f)...........................     0.54%                   0.54%                0.54%         0.54%
    Rule 12b-1 Fees(g):
      Account Maintenance Fees...................     None                    0.25%                0.25%         0.10%
      Distribution Fees..........................     None                    0.25%                0.35%         None
                                                                         (Class B shares
                                                                       convert to Class D
                                                                      shares automatically
                                                                       after approximately
                                                                     ten years, cease being
                                                                     subject to distribution
                                                                         fees and become
                                                                           subject to
                                                                          lower account
                                                                        maintenance fees)
    Other Expenses:
        Custodial Fees...........................      0.01%                  0.01%                0.01%         0.01%
        Shareholder Servicing Costs(h)...........      0.04%                  0.05%                0.05%         0.03%
        Miscellaneous............................      0.06%                  0.06%                0.07%         0.08%
                                                    --------                  -----                -----        ------
            Total Other Expenses.................      0.11%                  0.12%                0.13%         0.12%
                                                    --------                  -----                -----        ------
    TOTAL FUND OPERATING EXPENSES................      0.65%                  1.16%                1.27%         0.76%
                                                    ========                  =====                =====         =====

---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and participants in certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 25.
(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 27.
(c) Reduced for purchases of $25,000 and over. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 25.
(d) Class A and Class D shares are not subject to a contingent deferred sales charge (a "CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.
(e) Information for Class A and Class B shares is stated for the fiscal year ended August 31, 1995. Information under "Other Expenses" for Class C and Class D shares is stated for the period October 21, 1994 (commencement of operations) to August 31, 1995.
(f) See "Management of the Trust--Management and Advisory Arrangements"--page
    21.
(g) See "Purchase of Shares--Distribution Plans"--page 29.
(h) See "Management of the Trust--Transfer Agency Services"--page 22.

EXAMPLE:

                                                          CUMULATIVE EXPENSES PAID FOR THE PERIOD
                                                                            OF:
                                                          ----------------------------------------
                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
An investor would pay the following expenses on a
  $1,000 investment including the maximum $40 front-end
  sales charge (Class A and Class D shares only) and
  assuming (1) the Total Fund Operating Expenses for
  each class set forth above, (2) a 5% annual return
  throughout the periods and (3) redemption at the end
  of the period:
     Class A...........................................    $ 46       $60        $75        $118
     Class B...........................................    $ 52       $57        $64        $141
     Class C...........................................    $ 23       $40        $70        $153
     Class D...........................................    $ 47       $63        $81        $130
An investor would pay the following expenses on the
  same $1,000 investment assuming no redemption at the
  end of the period:
     Class A...........................................    $ 46       $60        $75        $118
     Class B...........................................    $ 12       $37        $64        $141
     Class C...........................................    $ 13       $40        $70        $153
     Class D...........................................    $ 47       $63        $81        $130

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                     MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, FAM. Funds advised by MLAM or the Manager are referred to herein as "MLAM-advised mutual funds".

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------
                                                     ACCOUNT
                                                   MAINTENANCE   DISTRIBUTION
     CLASS      SALES CHARGE(1)                        FEE           FEE               CONVERSION FEATURE
     -------------------------------------------------------------------------------------------------------------
       A      Maximum 4.0% initial sales
                charge(2)(3)                           No            No                        No
     -------------------------------------------------------------------------------------------------------------
       B      CDSC for a period of 4 years, at a
                rate of 4.0% during the first                                     B shares convert to D shares
                year, decreasing 1.0% annually                                         automatically after
                to 0.0%                               0.25%         0.25%          approximately ten years(4)
     -------------------------------------------------------------------------------------------------------------
       C      1.0% CDSC for one year                  0.25%         0.35%                      No
     -------------------------------------------------------------------------------------------------------------
       D      Maximum 4.0% initial sales
                charge(3)                             0.10%          No                        No
     -------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                                                   (Footnotes on following page)

(Footnotes for preceding page)
---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".
(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to up to a 1.00% CDSC if redeemed within one year. See "Class A" and "Class D" below.
(4) The conversion period for dividend reinvestment shares was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

 Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. In addition, Class A shares will be offered to directors and employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.0%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Sales charges are also reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

 Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.25%, of the Fund's average net assets attributable to Class B shares as well as a CDSC if they are redeemed within four years of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee of 0.10% and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account Maintenance fee of the acquired fund upon the conversion and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and for certain retirement plans is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

 Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.35% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees and higher account maintenance fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charges reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they are subject to higher distribution fees and forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended August 31, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Financial information is presented for Class C and Class D shares only for the period October 21, 1994 (commencement of operations) to August 31, 1995. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                              FOR THE YEAR ENDED AUGUST 31,
                                                        -------------------------------------------------------------------------
                                                         1995       1994       1993       1992       1991       1990       1989+
                                                        -------    -------    -------    -------    -------    -------    -------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................   $ 11.32    $ 12.38    $ 11.80    $ 11.44    $ 11.03    $ 11.22    $ 11.02
                                                        -------    -------    -------    -------    -------    -------    -------
    Investment income--net...........................       .64        .68        .70        .72        .74        .77        .63
    Realized and unrealized gain (loss) on
      investments--net...............................       .08       (.78)       .78        .41        .41       (.19)       .20
                                                        -------    -------    -------    -------    -------    -------    -------
Total from investment operations.....................       .72       (.10)      1.48       1.13       1.15        .58        .83
                                                        -------    -------    -------    -------    -------    -------    -------
Less dividends and distributions:
    Investment income--net...........................      (.64)      (.68)      (.70)      (.72)      (.74)      (.77)      (.63)
    Realized gain on investments--net................        --       (.19)      (.20)      (.05)        --         --         --
    In excess of realized gain on investments--net...        --       (.09)        --         --         --         --         --
                                                        -------    -------    -------    -------    -------    -------    -------
Total dividends and distributions....................      (.64)      (.96)      (.90)      (.77)      (.74)      (.77)      (.63)
                                                        -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period.......................   $ 11.40    $ 11.32    $ 12.38    $ 11.80    $ 11.44    $ 11.03    $ 11.22
                                                        =======    =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................      6.77%      (.92)%    13.19%     10.23%     10.73%      5.21%      7.96%#
                                                        =======    =======    =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .65%       .62%       .63%       .63%       .64%       .65%       .65%*
                                                        =======    =======    =======    =======    =======    =======    =======
Investment income--net...............................      5.83%      5.65%      5.87%      6.26%      6.57%      6.77%      6.80%*
                                                        =======    =======    =======    =======    =======    =======    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............   $44,228    $60,017    $64,526    $46,556    $37,499    $29,558    $19,451
                                                        =======    =======    =======    =======    =======    =======    =======
Portfolio turnover...................................     53.40%     75.66%     61.24%     52.31%    116.09%    119.66%    114.49%
                                                        =======    =======    =======    =======    =======    =======    =======

---------------
 + Class A Shares commenced operations on October 25, 1988.
 * Annualized.
 ** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

                                                                 CLASS B
                                      -------------------------------------------------------------
                                                      FOR THE YEAR ENDED AUGUST 31,
                                      -------------------------------------------------------------
                                        1995         1994         1993         1992         1991
                                      ---------    ---------    ---------    ---------    ---------
Increase (Decrease) in Net Asset
  Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................   $   11.32    $   12.38    $   11.80    $   11.44    $   11.03
                                        -------      -------      -------      -------      -------
    Investment income--net.........         .59          .61          .64          .67          .68
    Realized and unrealized gain
      (loss) on investments--net...         .08         (.78)         .78          .41          .41
                                        -------      -------      -------      -------      -------
Total from investment operations...         .67         (.17)        1.42         1.08         1.09
                                        -------      -------      -------      -------      -------
Less dividends and distributions:
    Investment income--net.........        (.59)        (.61)        (.64)        (.67)        (.68)
    Realized gain on
      investments--net.............          --         (.19)        (.20)        (.05)          --
    In excess of realized gain on
      investments--net.............          --         (.09)          --           --           --
                                        -------      -------      -------      -------      -------
Total dividends and distributions..        (.59)        (.89)        (.84)        (.72)        (.68)
                                        -------      -------      -------      -------      -------
Net asset value, end of period.....   $   11.40    $   11.32    $   12.38    $   11.80    $   11.44
                                        =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share............................        6.28%       (1.50)%      12.62%        9.68%       10.18%
                                        =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account
  maintenance and distribution
  fees.............................         .66%         .63%         .63%         .63%         .65%
                                        =======      =======      =======      =======      =======
Expenses...........................        1.16%        1.13%        1.13%        1.13%        1.15%
                                        =======      =======      =======      =======      =======
Investment income--net.............        5.32%        5.15%        5.38%        5.76%        6.07%
                                        =======      =======      =======      =======      =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).......................   $ 616,199    $ 726,888    $ 821,220    $ 729,569    $ 690,885
                                        =======      =======      =======      =======      =======
Portfolio turnover.................       53.40%       75.66%       61.24%       52.31%      116.09%
                                        =======      =======      =======      =======      =======



                                        1990         1989         1988         1987         1986+
                                      ---------    ---------    ---------    ---------    ---------
Increase (Decrease) in Net Asset
  Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................   $   11.23    $   10.77    $   10.96    $   11.55    $   10.00
                                        -------     --------      -------      -------      -------
    Investment income--net.........         .71          .71          .71          .72          .71
    Realized and unrealized gain
      (loss) on investments--net...        (.20)         .46         (.19)        (.54)        1.55
                                        -------     --------      -------      -------      -------
Total from investment operations...         .51         1.17          .52          .18         2.26
                                        -------     --------      -------      -------      -------
Less dividends and distributions:
    Investment income--net.........        (.71)        (.71)        (.71)        (.72)        (.71)
    Realized gain on
      investments--net.............          --           --           --         (.05)          --
    In excess of realized gain on
      investments--net.............          --           --           --           --           --
                                        -------     --------      -------      -------      -------
Total dividends and distributions..        (.71)        (.71)        (.71)        (.77)        (.71)
                                        -------     --------      -------      -------      -------
Net asset value, end of period.....   $   11.03    $   11.23    $   10.77    $   10.96    $   11.55
                                        =======     ========      =======      =======      =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share............................        4.58%       11.14%        5.05%        1.52%       23.19%#
                                        =======     ========      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account
  maintenance and distribution
  fees.............................         .65%         .66%         .67%         .65%         .59%*
                                        =======     ========      =======      =======      =======
Expenses...........................        1.15%        1.16%        1.16%        1.15%        1.09%*
                                        =======     ========      =======      =======      =======
Investment income--net.............        6.27%        6.42%        6.63%        6.34%        6.90%*
                                        =======     ========      =======      =======      =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).......................   $ 663,551    $ 665,566    $ 611,454    $ 661,755    $ 478,320
                                        =======     ========      =======      =======      =======
Portfolio turnover.................      119.66%      114.49%       77.99%       69.23%      217.91%
                                        =======     ========      =======      =======      =======

---------------
 + Class B Shares commenced operations on September 30, 1985.
 * Annualized.
 ** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                             CLASS C                CLASS D
                                                                                       -------------------    -------------------
                                                                                         FOR THE PERIOD         FOR THE PERIOD
                                                                                        OCTOBER 21, 1994+      OCTOBER 21, 1994+
                                                                                               TO                     TO
                                                                                         AUGUST 31, 1995        AUGUST 31, 1995
                                                                                       -------------------    -------------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................................         $ 10.94                $ 10.94
                                                                                             -------                -------
    Investment income--net..........................................................             .49                    .54
    Realized and unrealized gain (loss) on investments--net.........................             .46                    .46
                                                                                             -------                -------
Total from investment operations....................................................             .95                   1.00
                                                                                             -------                -------
Less dividends from investment income--net..........................................            (.49)                  (.54)
                                                                                             -------                -------
Net asset value, end of period......................................................         $ 11.40                $ 11.40
                                                                                             =======                =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................................................            8.96%#                 9.42%#
                                                                                             =======                =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance and distribution fees.......................             .67%*                  .66%*
                                                                                             =======                =======
Expenses............................................................................            1.27%*                  .76%*
                                                                                             =======                =======
Investment income--net..............................................................            5.04%*                 5.59%*
                                                                                             =======                =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............................................         $ 3,131                $ 3,846
                                                                                             =======                =======
Portfolio turnover..................................................................           53.40%                 53.40%
                                                                                             =======                =======

---------------
 + Commencement of operations.
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective while providing investors with the opportunity to invest in a diversified portfolio of securities consisting primarily of long-term obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers located in Puerto Rico, the Virgin Islands and Guam. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and California income taxes are referred to herein as "California Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds. Under normal circumstances, at least 65% of the Fund's total assets will be invested in California Municipal Bonds. The investment objective of the Fund is a fundamental policy and may not be changed without shareholder approval. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares.

     Municipal Bonds may include several types of bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. At least 80% of the Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently, AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to obligations in which the Fund may invest. Municipal Bonds rated in the fourth highest rating category, while considered "investment grade", have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix II--"Ratings of Municipal Bonds"--in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below "investment grade" subsequent to its purchase by the Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates to determine whether to continue to hold the obligation in the Fund's portfolio.

     The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high-yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objective and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high yield" or "junk" bonds and Appendix II--"Ratings of Municipal Bonds"--in the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such Municipal Bonds but also the creditworthiness of the financial institution.

     The value of Municipal Bonds may fall when interest rates rise and rise when interest rates fall. In general, Municipal Bonds with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities.

     The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

     The Fund ordinarily does not intend to realize investment income from securities other than California Municipal Bonds. However, to the extent that suitable California Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not California, taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other derivative instruments evidencing interests in one or more Municipal Bonds.

     Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in California Municipal Bonds. Under normal conditions, it is generally anticipated that the Fund's average weighted maturity would be in excess of ten years. For temporary defensive periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's total assets. The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1+ through SP-2 for notes and A-1+ through A-3 for VRDOs and commercial paper (as determined by Standard & Poor's), or F-1+ through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund at all times will have at least 80% of its total assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund is a fundamental policy of the Fund which may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options", are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

POTENTIAL BENEFITS

     Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal and California income taxes and to own shares in a professionally managed portfolio consisting primarily of long-term California Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits of investing in the Fund are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs and, in the case of certain classes of shares, the account maintenance and distribution fees.

SPECIAL AND RISK CONSIDERATIONS RELATING TO MUNICIPAL BONDS

     The risks and special considerations involved in investments in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "Financial Futures Transactions and Options".

     Moreover, the Fund ordinarily will invest at least 65% of its total assets in California Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of California Municipal Bonds to this degree. Since the start of the 1990-91 fiscal year, the State of California has faced the worst economic, fiscal and budget conditions since the 1930's. On July 5, 1994, all three of the rating agencies rating the State of California's long-term debt lowered their ratings of the State of California's general obligation bonds. Moody's lowered its rating from "Aa" to "A1", Standard & Poor's lowered its rating from "A+" to "A" and termed its outlook as "stable", and Fitch lowered its rating from "AA" to "A". No assurance can be given that such ratings will not be lowered in the future. Although a steady upturn has been underway since 1994, pre-recession job levels are not expected to be reached until later in the decade. The Manager does not believe that the current economic conditions in California will have a significant adverse effect on the Fund's ability to invest in high quality California Municipal Bonds. For a discussion of economic and other conditions in the State of California, see Appendix I in the Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (including water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance or refinance various privately operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. For purposes of this Prospectus, such obligations are referred to as Municipal Bonds even though such bonds may be "private activity bonds" as discussed below.

     In the case of certain community facilities district special tax (or "Mello-Roos"), tax investment (or tax allocation) and assessment bonds, the payment of the special tax, tax increment and assessments may be secured solely by remedies against the land (such as by foreclosure) and not against the individual property owner, which could be time-consuming and costly.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial or commercial base or inability to attract new industries or businesses, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the size and stability of the issuer's tax base.

     Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. The Fund will not invest in IDBs, where the entity supplying the revenues from which the issuer is paid, including predecessors, has a record of less than three years of continuous business operations if such investments, together with investments in other unseasoned issuers, would exceed 5% of the Fund's total assets. Investments involving entities with less than three years of continuous business operations may pose somewhat greater risks due to the lack of a substantial operating history for such entities. The Manager believes, however, that the potential benefits of such investments outweigh the potential risks, particularly given the Fund's limitations on such investments.

     The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Neither IDBs nor private activity bonds are secured by a pledge of the taxing power of the issuer of such bonds. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the corporation's dependence on revenues on the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs or private activity bonds. The Fund may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation, of the state or municipality in question.

     The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. The Fund's return on such types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets (however, in accordance with the provisions of certain state laws, the Fund currently will not invest in excess of 10% of its total assets in illiquid securities). The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, to hedge other portfolio positions or to vary the degree of investment leverage relatively efficiently under different market conditions.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the obligations rated below investment grade, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement (such as insurance), the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

CALL RIGHTS

     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to that of holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or high grade, liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     The Fund is authorized to purchase and sell certain exchange-traded financial futures contracts ("financial futures contracts") solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based financial futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Distributions and Taxes--Taxes".

     The Fund deals in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

     The Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such financial futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indexes which may become available if the Manager of the Fund and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Utilization of financial futures transactions and options thereon involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) only for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such financial futures contracts and options. (However, as stated above, the Fund intends to engage in options and financial futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high-grade commercial paper and daily tender adjustable notes) or short-term, high-grade, fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contracts, thereby ensuring that the use of such financial futures contract is unleveraged. It is not anticipated that transactions in financial futures contracts will have the effect of increasing portfolio turnover.

     Although certain risks are involved in options and financial futures transactions, the Manager believes that, because the Fund will engage in financial futures transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures transactions. The Fund must meet certain Federal income tax requirements under the Internal

Revenue Code of 1986, as amended (the "Code"), in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. Additionally, the Fund is required to meet certain diversification requirements under the Code.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached and exceeded the daily limit on a number of consecutive trading days.

     The successful use of transactions in financial futures also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

     Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

REPURCHASE AGREEMENTS

     As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities, or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund's other illiquid investments, exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

INVESTMENT RESTRICTIONS

     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies of the Fund may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Among its fundamental policies, the Fund may not: (i) invest more than 25% of its total assets, taken at market value at the time of each investment, in securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry);

and (ii) borrow money, except that (a) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     Among its non-fundamental policies, the Fund may not (i) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law; (ii) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities [This restriction (ii) shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law]; and (iii) invest in securities or companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction (iii) shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund's investments will be limited so as to qualify for the special tax treatment afforded regulated investment companies under the Code. See "Distributions and Taxes--Taxes". To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. The Fund is "diversified" under the 1940 Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

     Investors are referred to the Statement of Additional Information for a complete description of the Fund's investment restrictions.

                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

     The Trustees are:

     ARTHUR ZEIKEL*--President of the Manager and MLAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Director of the Distributor.

     JAMES H. BODURTHA--Chairman and Chief Executive Officer, China Enterprise Management Corporation.

     HERBERT I. LONDON--John M. Olin Professor of Humanities, New York
University.

     ROBERT R. MARTIN--Director, WTC Industries Inc.

     JOSEPH L. MAY--Attorney in private practice.

     ANDRE F. PEROLD--Professor, Harvard Business School.
---------------
* Interested person, as defined in the 1940 Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     FAM, which is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company, acts as the Manager for the Fund and provides the Fund with management services. The Manager or MLAM acts as the investment adviser to more than 130 other registered investment companies. MLAM also provides investment advisory services to individual and institutional accounts. As of November 30, 1995, the Manager and MLAM had a total of approximately $194.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

     Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

     Walter O'Connor became the Portfolio Manager of the Fund in 1995. He has been a Vice President of MLAM since 1993 and was an Assistant Vice President thereof from 1991 to 1993. Prior thereto, he was an Assistant Vice President of Prudential Securities from 1984 to 1991.

     Pursuant to the management agreement between the Manager and the Trust on behalf of the Fund (the "Management Agreement"), the Manager is entitled to receive compensation at the annual rate of 0.55% of the average daily net assets of the Fund. Effective December 23, 1987, the Manager voluntarily agreed to waive the amount of compensation set forth in the Management Agreement and instead has agreed to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the portion of the average daily net assets not exceeding $500 million; 0.525% of the portion of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the portion of the average daily net assets exceeding $1.0 billion. For the year ended August 31, 1995, the total fee paid by the Fund to the Manager was $3,828,093 (based on average net assets of approximately $705.9 million).

     The Management Agreement obligates the Trust on behalf of the Fund to pay certain expenses incurred in its operations, including among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the year ended August 31, 1995, the Fund reimbursed the Manager $64,518 for accounting services. For that period, the ratio of total expenses, net of account maintenance and distribution fees, to average net assets was .65% for the Class A shares and .66% for the Class B shares. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the annualized ratio of total expenses, net of account maintenance and distribution fees, to average net assets was .67% for Class C shares and .66% for Class D shares.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

     Merrill Lynch Financial Data Services, Inc. ("Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account and the Transfer Agent is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the year ended August 31, 1995, the Fund paid the Transfer Agent a total fee of $313,732 pursuant to the Transfer Agency Agreement for providing transfer agency services. At November 30, 1995, the Fund had 1,044 Class A shareholder accounts, 12,744 Class B shareholder accounts, 181 Class C shareholder accounts and 1,814 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $212,388, plus out-of-pocket expenses.

                               PURCHASE OF SHARES

     Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of the Manager, MLAM and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50.

     The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing System(SM), as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange, on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently, $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution and higher account maintenance fees.

A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under the "Merrill Lynch Select Pricing(SM) System" on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

-------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
                                                 ACCOUNT
                                               MAINTENANCE DISTRIBUTION
     CLASS           SALES CHARGE(1)               FEE         FEE          CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------
     A     Maximum 4.0% initial sales
             charge(2)(3)                           No          No       No
    -----------------------------------------------------------------------------------------------
     B     CDSC for a period of 4 years, at a
             rate of 4.0% during the first
             year, decreasing 1.0% annually to                           B shares convert to D
             0.0%                                 0.25%       0.25%      shares
                                                                         automatically after
                                                                         approximately ten years(4)
    -----------------------------------------------------------------------------------------------
     C     1.0% CDSC for one year                 0.25%       0.35%      No
    -----------------------------------------------------------------------------------------------
     D     Maximum 4.0% initial sales charge(3)    0.10%        No       No
    -----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

                                          (Footnotes continue on following page)

(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to up to a 1.00% CDSC if redeemed within one year.
(4) The conversion period for dividend reinvestment shares was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class C shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                   SALES LOAD AS     SALES LOAD AS         DISCOUNT TO
                                                   PERCENTAGE OF     PERCENTAGE* OF      SELECTED DEALERS
                                                     OFFERING        THE NET AMOUNT      AS PERCENTAGE OF
               AMOUNT OF PURCHASE                      PRICE            INVESTED        THE OFFERING PRICE
-------------------------------------------------  -------------     --------------     ------------------
Less than $25,000................................       4.00%             4.17%                3.75%
$25,000 but less than $50,000....................       3.75              3.90                 3.50
$50,000 but less than $100,000...................       3.25              3.36                 3.00
$100,000 but less than $250,000..................       2.50              2.56                 2.25
$250,000 but less than $1,000,000................       1.50              1.52                 1.25
$1,000,000 and over**............................       0.00              0.00                 0.00

---------------
 * Rounded to the nearest one-hundredth percent.
** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 (the date Class D shares were initially offered to the public). If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates: 0.75% on purchases of $1,000,000 to $2,500,000; 0.40% on purchases of $2,500,001 to $3,500,000; 0.25% on purchases of $3,500,001 to
   $5,000,000; and 0.20% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. During the year ended August 31, 1995, the Fund sold 356,036 Class A shares for aggregate net proceeds of $3,948,528. The gross sales charges for the sale of Class A shares of the Fund for that year were $30,995, of which $2,220 and $28,775 were received by the Distributor and Merrill Lynch, respectively. For the year ended August 31, 1995, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund sold 383,812 Class D shares for aggregate net proceeds of $4,170,592. The gross sales charges for the sale of Class D shares of the Fund for the stated period were $22,241, of which $1,704 and $20,537 were received by the Distributor and Merrill Lynch, respectively. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs, provided that each program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered at net asset value to ML&Co. and its subsidiaries (the term "subsidiaries", when used herein, includes MLAM, the Manager and certain other entities directly or indirectly owned or controlled by ML & Co.), and their directors and employees, and to members of the Boards of MLAM-advised mutual funds, including the Trust. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

     Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

     Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access AccountsSM available through employers which provide such plans.

     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

     Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Municipal Bond Fund, respectively, in shares of the Fund. Similarly, Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from the sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund.

     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives in the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets, and Class B and Class C shares are subject to distribution fees of 0.25% and 0.35%, respectively, of net assets as discussed under "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                           CLASS B CDSC
                                                                          AS A PERCENTAGE
                              YEAR SINCE PURCHASE                        OF DOLLAR AMOUNT
                                 PAYMENT MADE                            SUBJECT TO CHARGE
        ---------------------------------------------------------------  -----------------
              0-1......................................................         4.00%
              1-2......................................................         3.00
              2-3......................................................         2.00
              3-4......................................................         1.00
              4 and thereafter.........................................         None

For the fiscal year ended August 31, 1995, the Distributor received CDSCs of $866,830 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

     The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

     Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Distributor received CDSCs of $3,844 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired.

DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     For the year ended August 31, 1995, the Fund paid the Distributor $3,249,016 pursuant to the Class B Distribution Plan (based on average net assets subject to such Distribution Plan of $649.8 million), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund paid the Distributor $8,263 pursuant to the Distribution Plan relating to Class C shares (based on average net assets subject to such Distribution Plan of approximately $1.6 million), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. During the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund paid the Distributor $2,131 pursuant to the Distribution Plan relating to Class D shares (based on average net assets subject to such Distribution Plan of approximately $2.5 million), all of which were paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. At November 30, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $577.4 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate $2.9 million. At November 30, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated $4.6 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $27,877. At November 30, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $48.5 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate $48,473.

     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation. At December 31, 1994, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class B shares for the period September 30, 1985 through December 31, 1994 exceeded fully allocated accrual revenues for such period by approximately $7,326,000 (1.18% of Class B net assets at that date). As of August 31, 1995, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by approximately $19,252,901 (3.12% of Class B net assets at that date). As of August 31, 1995, direct cash expenses for the period since October 21, 1994 (commencement of operations) exceeded direct cash revenues by $9,556 (.31% of Class C net assets at that date).

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

                         ------------------------------

                              REDEMPTION OF SHARES

     The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's costs, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment (e.g., cash, Federal Funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares which may take up to 10 days.

REPURCHASE

     The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the regular close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received and is received by the Trust from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.

     These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:

     Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an "Investment Account" and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. These statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

     Exchange Privilege. Shareholders of each class of shares of the Fund each have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

     The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

     Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by notifying the Transfer Agent in writing or by telephone (1-800-MER-FUND), elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed. Cash payments can also be directly deposited to the shareholders bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account through automatic payment by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program, subject to certain conditions.

     Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. The Fund's Automatic Investment Program is not available to shareholders whose shares are held in a brokerage account with Merrill Lynch. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.

                             PORTFOLIO TRANSACTIONS

     Subject to the policies established by the Trustees of the Trust, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The sale of shares of the Fund may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund are generally traded on a principal basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term Municipal Bonds subject to certain conditions. In addition, the Trust may not purchase securities, including Municipal Bonds, for the Fund during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which comply with rules adopted by the Commission. The Trust has applied for an exemptive order, subject to certain conditions, permitting the Trust to, among other things, (i) purchase investment grade tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate for such securities and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted by the Fund on an agency basis only.

     Portfolio Turnover. Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described herein, under certain market conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualifications as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Distributions and Taxes" on page 37. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.)

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value, which is calculated 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be automatically invested in shares unless the shareholder elects to receive such distributions in cash.

     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value".

     See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES

     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes (see below) its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

     To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together the "shareholders") are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. The portion of such exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds also will be exempt from California income taxes if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Bonds. The Trust intends to invest at least 50% of the Fund's assets in California Municipal Bonds at all times. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund will generally not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from California income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or California personal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisers before purchasing Fund shares.

     Exempt-interest dividends paid to a corporate shareholder will be subject to California state franchise tax.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and California state income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains will not be eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after the Fund's taxable year-end, the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and applicable California income tax laws. For the complete provisions, reference should be made to the pertinent Code sections, Treasury regulations promulgated thereunder and California income tax laws. The Code and the Treasury regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state and local taxes (other than those imposed by California) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return, yield and tax equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares or to reduced sales charges in the case of Class A or Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ended August 31, 1995 was 5.17% for Class A shares, 4.89% for Class B shares, 4.78% for Class C shares and 5.08% for Class D shares and tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 7.18% for Class A shares, 6.79% for Class B shares, 6.64% for Class C shares and 7.06% for Class D shares.

     Total return, yield and tax equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), and CDA Investment Technology, Inc., or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including management fees and distribution fees, are accrued daily.

     The per share net asset value of the Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE TRUST

     The Trust is an unincorporated business trust organized on March 20, 1985 under the laws of Massachusetts. The Trust is an open-end investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. On December 22, 1987, the Fund changed its name from "Merrill Lynch California Tax-Exempt Fund" to "Merrill Lynch California Municipal Bond Fund". The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D Shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures as applicable. See "Purchase of Shares". The Trust has received an order (the "Order") from the Commission permitting the issuance and sale of multiple classes of shares. The Trustees of the Trust may classify and reclassify the shares of any Series into additional classes at a future date. The Order permits the Trust to issue additional classes of shares of any Series if the Board of Trustees deems such issuance to be in the best interests of the Trust.

     Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully-paid and non-assessable by the Trust.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive copies of each report and communication for all of the shareholder's related accounts the shareholder should notify in writing:
                            Merrill Lynch Financial Data Services, Inc.
                            P.O. Box 45289
                            Jacksonville, Florida 32232-5289

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.
                         ------------------------------

     The Declaration of Trust establishing the Trust, dated March 20, 1985, a copy of which together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of "Merrill Lynch California Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" (as defined in the Declaration) only shall be liable.

                      (This page intentionally left blank)

   MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 1)
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
   / / Class A shares / / Class B shares / / Class C shares / / Class D shares of Merrill Lynch California Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ..........................................................     4. ..........................................................

   2. ..........................................................     5. ..........................................................

   3. ..........................................................     6. ..........................................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.........................................................................

 .............................................................  Date.............
                                (Zip Code)

Occupation ...................................................   Name and Address of Employer..................................

 .............................................................    .............................................................
                      Signature of Owner                                         Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  / /     Reinvest                             SELECT  / /     Reinvest
                        ONE:   / /      Cash                                 ONE:   / /      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or   / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch California Municipal Bond Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE) / / checking / / savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number ..........................Account Number...........................

Bank Address...................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor.........................................................

Signature of Depositor .......................Date.............................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART
                                1)--(CONTINUED)

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the prospectus under "Distributions and Taxes--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

----------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND
CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                                     ......................,19 . . . .
Dear Sir/Madam:                                                          Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch California Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

/ / $25,000    / / $50,000    / / $100,000   / / $250,000  / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch California Municipal Bond Fund Prospectus.

   I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch California Municipal Bond Fund held as security.

By...............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................

Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

---                      Branch Office, Address, Stamp.                  ---

-                                                                        -

-                                                                        -

---                                                                      ---

This form when completed should be mailed to:

Merrill Lynch California Municipal Bond Fund
c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------

---------                    ------------         ..............................
Branch-Code                    F/C No.                      F/C Last Name
---------                     ---------------

---------                     ---------------
Dealer's Customer A/C No.

   MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                                           ------------------------------------
Name of Owner.......................................................................
                                                                                           ------------------------------------
                                                                                                      Social Security No.
                                                                                               or Taxpayer Identification Number
Name of Co-Owner (if any)...........................................................

Address.............................................................................

 ....................................................................................       Account Number...........................
                                                                                           (if existing account)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch California Municipal Bond Fund, at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or N Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ................(month) or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): / / $......
or / / ......% of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of..........................................................

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (Please Print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner.......................... Date...............................

Signature of Co-Owner (if any)..................................................

(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

SPECIFY TYPE OF ACCOUNT (CHECK ONE): / / checking / / savings

Name of your Account............................................................

Bank Name.......................................................................

Bank Number ................................. Account Number....................

Bank Address....................................................................

          ......................................................................

Signature of Depositor........................ Date.............................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART
                                2)--(CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase (choose one)

/ / Class A shares  / / Class B shares   / / Class C shares   / / Class D shares

of Merrill Lynch California Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Healthcare Fund, Inc. as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month beginning

 .................................. or as soon thereafter as possible.
            (month)

I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 .................      .......................................
     Date                    Signature of Depositor

                     .......................................
                             Signature of Depositor
                         (If joint account, both must sign)
                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY
                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .................... State ........ Zip Code...............................
As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc., I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................................
     Date                             Signature of Depositor

 .................      .......................................................
  Bank Account                        Signature of Depositor

    Number               (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED
                   "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                    MANAGER
                             Fund Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10268

                                 TRANSFER AGENT
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL
                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Fee Table......................................     2
Merrill Lynch Select Pricing(SM) System........     3
Financial Highlights...........................     8
Investment Objective and Policies..............    11
  Potential Benefits...........................    13
  Special and Risk Considerations Relating to
    Municipal Bonds............................    13
  Description of Municipal Bonds...............    14
  Call Rights..................................    16
  When-Issued Securities and Delayed Delivery
    Transactions...............................    17
  Financial Futures Transaction and Options....    17
  Repurchase Agreements........................    19
  Investment Restrictions......................    19
Management of the Trust........................    21
  Trustees.....................................    21
  Management and Advisory Arrangements.........    21
  Code of Ethics...............................    22
  Transfer Agency Services.....................    22
Purchase of Shares.............................    23
  Initial Sales Charge Alternatives--
    Class A and Class D Shares.................    25
  Deferred Sales Charge Alternatives--
    Class B and Class C Shares.................    27
  Distribution Plans...........................    29
  Limitations on the Payment of Deferred Sales
    Charges....................................    31
Redemption of Shares...........................    32
  Redemption...................................    32
  Repurchase...................................    32
  Reinstatement Privilege--
    Class A and Class D Shares.................    33
Shareholder Services...........................    33
Portfolio Transactions.........................    35
Distributions and Taxes........................    37
  Distributions................................    37
  Taxes........................................    37
Performance Data...............................    39
Additional Information.........................    41
  Determination of Net Asset Value.............    41
  Organization of the Trust....................    41
  Shareholder Reports..........................    42
  Shareholder Inquiries........................    43
Authorization Form.............................    45

                                     Code #10327-1295
          [MERRILL LYNCH LOGO]

          Merrill Lynch
          California Municipal
          Bond Fund

          Merrill Lynch California
          Municipal Series Trust

          PROSPECTUS

          December 29, 1995

          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

          This prospectus should be
          retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------

     Merrill Lynch California Municipal Bond Fund (the "Fund") is a series of Merrill Lynch California Municipal Series Trust (the "Trust"), an open-end investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective, while providing investors with the opportunity to invest primarily in a diversified portfolio of long-term obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes. There can be no assurance that the investment objective of the Fund will be realized.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated December 29, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            ------------------------

                         FUND ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
                            ------------------------
   The date of this Statement of Additional Information is December 29, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective while providing investors with the opportunity to invest in a portfolio of securities consisting primarily of long-term obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and California income taxes are referred to as "California Municipal Bonds". Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds. Under normal circumstances, at least 65% of the Fund's total assets will be invested in California Municipal Bonds. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

     Municipal Bonds may include general obligation bonds of the State and its political subdivisions, revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. At least 80% of the Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the manager of the Fund, Fund Asset Management, L.P. (the "Manager"), to other obligations in which the Fund may invest.

     The Fund ordinarily does not intend to realize investment income from securities other than California Municipal Bonds. However, to the extent that suitable California Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent permitted by applicable law. Non-Municipal Tax-Exempt Securities also could include trust certificates or other derivative instruments evidencing interests in one or more Municipal Bonds.

     Except when acceptable securities are unavailable as determined by the Manager, the Fund, under normal circumstances, will invest at least 65% of the Fund's total assets in California Municipal Bonds. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Invest-ments shall not exceed 20% of the Fund's total assets. Accordingly, the Fund at all times will have at least 80% of its total assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The Fund may purchase such private activity bonds. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its total assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund set forth in this paragraph are fundamental policies of the Fund which may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund. The Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

     Municipal Bonds may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or high-grade, liquid Municipal Bonds or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

     The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, to hedge other portfolio positions or to vary the degree of investment leverage relatively efficiently under different market conditions.

     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets.

     The Fund may invest up to 20% of its total assets in Municipal Bonds which are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). See Appendix II--"Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.

     High yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers or obligors are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     The portfolio turnover rates for the years ended August 31, 1994 and 1995 were 75.66% and 53.40%, respectively. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

            DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

     Set forth below is a description of the Municipal Bonds and Temporary Investments in which the Fund may invest. A more complete discussion concerning futures and options transactions is set forth under "Investment Objective and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in Appendix II to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") or private activity bonds are issued by or on behalf of public authorities to finance or refinance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term California Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel, excluded from gross income for Federal income tax purposes and such obligations are issued by the State of California, its political subdivisions, agencies and instrumentalities or are obligations of other qualifying issuers. Other types of IDBs or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.

     In the case of certain community facilities district special tax (or "Mello-Roos"), tax increment (or tax allocation) and assessment bonds, the payment of the special tax, tax increment and assessments may be secured solely by remedies against the land (such as by foreclosure) and not against the individual property owner, which could be time-consuming and costly.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or limited tax or other specific revenue source such as payments from the user of the facility being financed. IDBs and, in the case of bonds issued after August 15, 1986, private activity bonds, are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the repayment of the principal of and the payment of the interest on such IDBs and private activity bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment unless a line of credit, bond insurance or other security is furnished. The Fund also may invest in "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments together with all other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to the guidelines which have been adopted by the Trustees and subject to the supervision of the Board of Trustees, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement (such as insurance), the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

DESCRIPTION OF TEMPORARY INVESTMENTS

     The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth under "Investment Objective and Policies". The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.

     Variable rate demand obligations ("VRDOs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDO at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

     The Fund also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determination.

     The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated A-1+ through A-3 by Standard & Poor's, Prime-1 through Prime-3 by Moody's or F-1+ through F-3 by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard & Poor's, Fitch or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least A by Standard & Poor's, Moody's or Fitch. Notes and VRDOs at the time of purchase must be rated SP-1+/A-1+ through SP-2/A-3 by Standard & Poor's, MIG-1/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1+ through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories in the opinion of the Manager. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (the "FDIC"), except that up to 10% of the Fund's total assets may be invested in certificates of deposit of small institutions if such certificates are fully insured by the FDIC.

REPURCHASE AGREEMENTS

     The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities, or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets.

     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements will not be considered tax-exempt interest. However, it is likely that income from such arrangements also will not be considered tax-exempt interest.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     Reference is made to the discussion concerning futures transactions under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

     As described in the Prospectus, the Fund may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures or options (or puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. See "Investment Objective and Policies--Investment Restrictions" in the Prospectus. To hedge its portfolio, the Fund may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures transactions.

     Description of Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the financial futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the financial futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchase realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on financial futures contracts on U.S. Government securities in connection with its hedging strategies.

     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions such as financial futures contracts on other municipal bond indices which may become available if the Manager and the Trustees should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out financial futures positions, commissions on financial futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the financial futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

     When the Fund intends to purchase Municipal Bonds, the Fund may purchase financial futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the financial futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Financial Futures Contracts. The Fund also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or on the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or underlying debt securities. Like the purchase of a financial futures contract, the Fund will purchase a call option on a financial futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Financial Futures Contracts. The purchase of a put option on a financial futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase put options on financial futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

     The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

                               ------------------

     The Trust has received an order from the Securities and Exchange Commission (the "Commission") exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act") in connection with its strategy of investing in financial futures contracts.
Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Trust and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a financial futures contract may be a "senior security" under the 1940 Act.

     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases financial futures contracts or a call option with respect thereto or writes a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed income securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Futures Transactions and Options. Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the financial futures contracts. Conversely, the Fund may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the Municipal Bonds held by the Fund may be greater.

     The Fund expects to liquidate a majority of the financial futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a financial futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such financial futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

     The amount of risk the Fund assumes when it purchases an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     Municipal Bond Index financial futures contracts were approved for trading in 1986. Trading in such financial futures contracts may tend to be less liquid than that in other financial futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional

     Information, as they may be amended from time to time, and without registering as commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

          c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c).

          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

     In addition, to comply with Federal income tax requirements for qualification as a "regulated investment company", the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal income tax requirements.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Trust, the Trust is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to a permissive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions". An exemptive order has been obtained which permits the Trust to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     Information about the Trustees, executive officers and the portfolio manager of the Trust, including their ages and their principal occupations, for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (63) --President and Trustee (1)(2)--President of the Manager (which term, as used herein, includes the Manager's corporate predecessors) since 1977; President of Merrill Lynch Asset Management, L.P. ("MLAM," which term, as used herein, includes MLAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1991.

     JAMES H. BODURTHA (51) --Trustee (2)--124 Long Pond Road, Plymouth, Massachusetts 02360. Chairman and Chief Executive Officer, China Enterprise Management Corporation since 1993; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

     HERBERT I. LONDON (56) --Trustee (2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1973; Dean, Gallatin Division of New York University from 1978 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation since 1991; Overseer, Center for Naval Analyses from 1983 to 1993.

     ROBERT R. MARTIN (68) --Trustee (2)--513 Grand Hill, St. Paul, Minnesota 55102. Director, WTC Industries, Inc. since 1994 and Chairman thereof in 1994; Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Trustee, Northland College since 1992.

     JOSEPH L. MAY (66) --Trustee (2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

     ANDRE F. PEROLD (43) --Trustee (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and Teknekron Software Systems since 1994.

     TERRY K. GLENN (55) --Executive Vice President (1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991.

     VINCENT R. GIORDANO (51) --Vice President (1)(2)--Portfolio Manager of the Manager and MLAM since 1977 and Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

     KENNETH A. JACOB (44) --Vice President (1)(2)--Vice President of the Manager and MLAM since 1984.

     WALTER O'CONNOR (34) --Portfolio Manager (1)(2) --Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1991 to 1993; Assistant Vice President of Prudential Securities from 1984 to 1991.

     DONALD C. BURKE (35) --Vice President (1)(2)--Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche LLP from 1982 to 1990.

     GERALD M. RICHARD (46) --Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President thereof since 1981.

     JERRY WEISS (37) --Secretary (1)(2)--Vice President of MLAM since 1990; Attorney in private practice from 1982 to 1990.
------------------
(1) Interested person, as defined in the 1940 Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.

     At November 30, 1995, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the outstanding shares of Common Stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF TRUSTEES

     The Trust pays each Trustee not affiliated with the Manager a fee of $5,000 per year plus $500 per meeting attended. The Trust also compensates members of its Audit and Nominating Committee, which consists of all of the non-affiliated Trustees, a fee of $1,000 per year plus $250 per meeting attended. The Trust reimburses each unaffiliated Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size. For the fiscal year ended August 31, 1995, fees and expenses paid to non-affiliated Trustees by the Fund aggregated $40,349.

     The following table sets forth for the fiscal year ended August 31, 1995, compensation paid by the Fund to the non-affiliated Trustees and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies (including the Fund) advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Trustees:

                                                                                       AGGREGATE
                                                                     PENSION OR      COMPENSATION
                                                                     RETIREMENT      FROM FUND AND
                                                                      BENEFITS         FAM/MLAM
                                                                     ACCRUED AS      ADVISED FUNDS
                                                   COMPENSATION     PART OF FUND        PAID TO
                   NAME OF TRUSTEE                  FROM FUND         EXPENSE         TRUSTEE(1)
    ---------------------------------------------  ------------     ------------     -------------
    James H. Bodurtha............................     $  887            None           $ 156,250
    Herbert I. London............................     $8,062            None           $ 157,500
    Robert R. Martin.............................     $8,062            None           $ 157,500
    Joseph L. May................................     $8,062            None           $ 157,500
    Andre F. Perold..............................     $8,062            None           $ 157,500

---------------
(1) In addition to the Fund, the Trustees serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (46 funds); Mr. London (46 funds); Mr. Martin (46 funds); Mr. May (46 funds); and Mr. Perold (46 funds). For purposes of this table, each series of a series investment company, including the Trust, is treated as a separate fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory agreements of the Trust.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as manager or for their advisory clients and such sales and purchases arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The Trust has entered into a management agreement (the "Management Agreement") with the Manager. As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund. As discussed in the Prospectus, effective December 23, 1987, the Manager has voluntarily agreed to waive the amount of compensation set forth in the Management Agreement and instead has agreed to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the portion of the average daily net assets not exceeding $500 million; 0.525% of the portion of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the portion of the average daily net assets exceeding $1.0 billion. For the fiscal years ended August 31, 1993, 1994 and 1995, the total advisory fees paid by the Fund to the Manager aggregated $4,391,540, $4,567,938 and $3,828,093, respectively.

     The State of California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30,000,000 of average daily net assets, 2.0% of the next $70,000,000 of average daily net assets and 1.5% of the remaining average net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. Expenses not covered by the limitation are interest, taxes, brokerage commissions and other items such as extraordinary legal expenses. No fee payments will be made to the Manager during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment. No fee reimbursements were made during the years ended August 31, 1993, 1994 and 1995 pursuant to these operating expense limitations.

     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and, if other series should be added ("Series"), a portion of the Trust's general administrative expenses will be allocated on the basis of the asset size of the respective Series. Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. For the year ended August 31, 1995, the Trust paid the Manager $64,518 for such services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Distribution Plan".

     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

ALTERNATIVE SALES ARRANGEMENTS

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C, and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM are referred to herein as "MLAM-advised mutual funds".

     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A AND CLASS D SHARES

     The gross sales charges for the sale of Class A shares for the year ended August 31, 1994 were $132,664, of which the Distributor received $13,053 and Merrill Lynch received $119,611. The gross sales charges for the sale of Class A shares for the year ended August 31, 1995 were $30,995, of which the Distributor received $2,220 and Merrill Lynch received $28,775. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to August 31, 1995, were $22,241, of which the Distributor received $1,704 and Merrill Lynch received $20,537.

     The term "purchase", as used in the Prospectus and in this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company" as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value plus a reduced sales charge of 0.50% of the offering price, which is 0.50% of the net amount invested.

     Purchase Privilege of Certain Persons. Trustees of the Trust, directors and trustees of other directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and any trust, pension, profit sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds (the "Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994, the date the Merrill Lynch Select Pricing(SM) System commenced operations, and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must have either been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior
Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund on such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of either Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") or Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Municipal Strategy Fund or by High Income Municipal Bond Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund's prospectus) is applicable or to the proceeds of High Income Municipal Bond Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Municipal Bond Fund's prospectus) is applicable.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are required for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sale load are due to the nature of the investors and/ or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustee"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation of certain asset-based sales charges such as the distribution fee and the contingent deferred sales charge ("CDSC") borne by the Class B and Class A shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fees with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of August 31, 1995 with respect to the Class B and Class C shares of the Fund, indicating the maximum allowable payments that can be made under the

NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum for the period September 30, 1985 (commencement of operations) to August 31, 1995.

                                                                 DATA CALCULATED AS OF AUGUST 31, 1995
                                       -----------------------------------------------------------------------------------------
                                                                            (IN THOUSANDS)
                                                                                                                      ANNUAL
                                                                                                                   DISTRIBUTION
                                                                  ALLOWABLE                AMOUNTS                    FEE AT
                                          ELIGIBLE     AGGREGATE   INTEREST   MAXIMUM     PREVIOUSLY    AGGREGATE     CURRENT
                                           GROSS         SALES    ON UNPAID    AMOUNT      PAID TO       UNPAID      NET ASSET
                                          SALES(1)      CHARGES   BALANCE(2)  PAYABLE   DISTRIBUTOR(3)   BALANCE     LEVEL(4)
                                       --------------  ---------  ----------  --------  --------------  ---------  -------------
CLASS B
Under NASD Rule as Adopted............   $1,396,330    $ 87,271    $ 63,709   $150,980      $28,860     $122,120      $ 1,540
Under Distributor's Voluntary
  Waiver..............................   $1,396,330    $ 87,271    $  6,982   $94,253       $28,860     $ 65,393      $ 1,540

                                                                          (NOT IN THOUSANDS)
CLASS C
Under NASD Rule as Adopted............   $3,277,018    $204,814    $  8,163   $212,977      $ 8,664     $204,313      $10,957

------------------
(1) Purchase price of all eligible Class B shares sold since September 30, 1985 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege. Purchase price of all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemptions following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the years ended August 31, 1993, 1994 and 1995, the Distributor received CDSCs of $591,941, $704,845 and $866,830, respectively, with respect to redemptions of Class B shares, all of which were paid to

Merrill Lynch. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Distributor received CDSCs of $3,844 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

     The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts of $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                             PORTFOLIO TRANSACTIONS

     Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices" in Prospectus.

     Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund, absent an exemptive order from the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term Municipal Bonds subject to certain conditions. During the years ended August 31, 1993 and 1994, the Fund engaged in no transactions pursuant to such order. During the year ended August 31, 1995, the Fund engaged in 60 transactions pursuant to such order aggregating approximately $138.3 million. The Trust has applied for an exemptive order, subject to certain conditions, permitting the Trust to, among other things, (i) purchase investment grade tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate for such securities and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

     As a non-fundamental restriction, the Trust will prohibit the purchase or retention by the Fund of the securities of any issuer if the officers and Trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer. In addition, under the 1940 Act, the Fund may not purchase securities during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Commission. Rule 10f-3 under the 1940 Act sets forth conditions under which the Fund may purchase municipal bonds in such transactions. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue. As indicated above, the Trust has applied for a conditional exemption from these restrictions.

     The Fund does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described in the Prospectus, under certain market conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualifications as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Distribution and Taxes" on page 45. High portfolio turnover involves correspondingly higher transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. Such turnover also has certain tax consequences for the Fund. See "Distributions and Taxes". (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The portfolio turnover rates for the years ended August 31, 1994 and 1995 were 75.66% and 53.40%, respectively.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the New York Stock Exchange

(generally, 4:00 P.M. New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares, reflecting the higher daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential between the classes.


     The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an "Investment Account" and will receive, at least quarterly, statements from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. These statements also will show any other activity in the account since the previous statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Fund's Automatic Investment Plan is not available to shareholders whose shares are held in brokerage accounts with Merrill Lynch. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund, in the CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. Cash payments also can be direct deposited to the shareholder's bank account.

     Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the New York Stock Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in the Fund's Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the CMA(R)/CBA(R) Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select(SM) Pricing System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class
A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment will be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A or Class D money market funds without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its outstanding Class B or Class C shares for Class B or Class C shares, respectively ("new Class B shares") of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the deferred sales charge schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Global Resources Trust after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Merrill Lynch Global Resources Trust and receive cash. There will be no contingent deferred sales load due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Merrill Lynch Global Resources Trust Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, toward satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the Fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund after having held the Class B shares for two and a half years and three years later decide to redeem the shares of Merrill Lynch Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC. ...........   High current income, consistent with a policy of
                                        limiting the degree of fluctuation in net asset value,
                                        by investing primarily in a portfolio of adjustable
                                        rate securities, consisting principally of
                                        mortgage-backed and asset-backed securities.
MERRILL LYNCH AMERICAS INCOME FUND,
  INC. ............................   A high level of current income, consistent with prudent
                                        investment risk, by investing primarily in debt
                                        securities denominated in a currency of a country
                                        located in the Western Hemisphere (i.e., North and
                                        South America and the surrounding waters).

MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal and Arizona income taxes as is
                                        consistent with prudent investment management through
                                        investment in a portfolio primarily of
                                        intermediate-term investment grade Arizona Municipal
                                        Bonds.
MERRILL LYNCH ARIZONA MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Arizona income taxes as is consistent with prudent
                                        investment management.
MERRILL LYNCH ARKANSAS MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Arkansas income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH ASSET GROWTH FUND,
  INC. ............................   High total investment return, consistent with prudent
                                        risk, from investment in United States and foreign
                                        equity, debt and money market securities the
                                        combination of which will be varied both with respect
                                        to types of securities and markets in response to
                                        changing market and economic trends.
MERRILL LYNCH ASSET INCOME FUND,
  INC. ............................   A high level of current income through investment
                                        primarily in United States fixed income securities.
MERRILL LYNCH BALANCED FUND FOR
  INVESTMENT AND
  RETIREMENT, INC..................   As high a level of total investment return as is
                                        consistent with a reasonable and relatively low level of
                                        risk by investing in common stocks and other types of
                                        securities, including fixed income securities and
                                        convertible securities.
MERRILL LYNCH BASIC VALUE FUND,
  INC. ............................   Capital appreciation and, secondarily, income, by
                                        investing in securities, primarily equities, that are
                                        undervalued and therefore represent basic investment
                                        value.

MERRILL LYNCH CALIFORNIA INSURED
  MUNICIPAL BOND
  FUND.............................   A portfolio of Merrill Lynch California Municipal Series
                                        Trust, a series fund whose objective is to provide as
                                        high a level of income exempt from Federal and
                                        California income taxes as is consistent with prudent
                                        investment management through investment in a
                                        portfolio primarily of insured California Municipal
                                        Bonds.
MERRILL LYNCH CALIFORNIA LIMITED
  MATURITY MUNICIPAL BOND FUND.....   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal and California income taxes as is
                                        consistent with prudent investment management through
                                        investment in a portfolio primarily of
                                        intermediate-term investment grade California
                                        Municipal Bonds.
MERRILL LYNCH CAPITAL FUND,
  INC. ............................   The highest total investment return consistent with
                                        prudent risk through a fully managed investment policy
                                        utilizing equity, debt and convertible securities.
MERRILL LYNCH COLORADO MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Colorado income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH CONNECTICUT MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Connecticut income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH CORPORATE BOND FUND,
  INC. ............................   Current income from three separate diversified
                                        portfolios of fixed income securities.
MERRILL LYNCH DEVELOPING CAPITAL
  MARKETS FUND, INC. ..............   Long-term capital appreciation through investment in
                                        securities, principally equities, of issuers in
                                        countries having smaller capital markets.

MERRILL LYNCH DRAGON FUND, INC. ...   Capital appreciation primarily through investment in
                                        equity and debt securities of issuers domiciled in
                                        developing Asia-Pacific countries, which include all
                                        countries in Asia and the Pacific Basin.

MERRILL LYNCH EUROFUND.............   Capital appreciation primarily through investment in
                                        equity securities of corporations domiciled in Europe.
MERRILL LYNCH FEDERAL SECURITIES
  TRUST............................   High current return through investment in U.S.
                                        Government and Government agency securities, including
                                        GNMA mortgage-backed certificates and other
                                        mortgage-backed Government securities.
MERRILL LYNCH FLORIDA LIMITED
  MATURITY MUNICIPAL BOND
  FUND.............................   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal income taxes as is consistent with
                                        prudent investment management while seeking to offer
                                        shareholders the opportunity to own securities exempt
                                        from Florida intangible personal property taxes
                                        through investment in a portfolio primarily of
                                        intermediate-term investment grade Florida Municipal
                                        Bonds.
MERRILL LYNCH FLORIDA MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        income taxes as is consistent with prudent investment
                                        management while seeking to offer shareholders the
                                        opportunity to own securities exempt from Florida
                                        intangible personal property taxes.
MERRILL LYNCH FUND FOR TOMORROW,
  INC. ............................   Long-term growth through investment in a portfolio of
                                        good quality securities, primarily common stock,
                                        potentially positioned to benefit from demographic and
                                        cultural changes as they affect consumer markets.
MERRILL LYNCH FUNDAMENTAL GROWTH
  FUND, INC. ......................   Long-term growth of capital through investment in a
                                        diversified portfolio of equity securities placing
                                        particular emphasis on companies that have exhibited
                                        an above-average growth rate in earnings.

MERRILL LYNCH FUNDAMENTAL VALUE
  PORTFOLIO (available only for
  exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian).......................   A portfolio of Merrill Lynch Asset Builder Program,
                                        Inc., a series fund, whose objective is to provide
                                        capital appreciation and income by investing in
                                        securities, with at least 65% of the portfolio's
                                        assets being invested in equities.
MERRILL LYNCH GLOBAL ALLOCATION
  FUND, INC. ......................   High total return consistent with prudent risk, through
                                        a fully managed investment policy utilizing United
                                        States and foreign equity, debt and money market
                                        securities, the combination of which will be varied
                                        from time to time both with respect to the types of
                                        securities and markets in response to changing market
                                        and economic trends.
MERRILL LYNCH GLOBAL BOND FUND FOR
  INVESTMENT AND RETIREMENT........   High total investment return from investment in a global
                                        portfolio of debt instruments denominated in various
                                        currencies and multi-national currency units.
MERRILL LYNCH GLOBAL CONVERTIBLE
  FUND, INC. ......................   High total return from investment primarily in an
                                        internationally diversified portfolio of convertible
                                        debt securities, convertible preferred stock and
                                        "synthetic" convertible securities consisting of a
                                        combination of debt securities or preferred stock and
                                        warrants or options.
MERRILL LYNCH GLOBAL HOLDINGS, INC.
  (residents of Arizona must meet
  investor suitability
  standards).......................   The highest total investment return consistent with
                                        prudent risk through worldwide investment in an
                                        internationally diversified portfolio of securities.

MERRILL LYNCH GLOBAL OPPORTUNITY
  PORTFOLIO (available only for
  exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian).......................   A portfolio of Merrill Lynch Asset Builder Program,
                                        Inc., a series fund, whose objective is to provide a
                                        high total investment return through an investment
                                        policy utilizing United States and foreign equity,
                                        debt and money market securities, the combination of
                                        which will vary depending upon changing market and
                                        economic trends.
MERRILL LYNCH GLOBAL RESOURCES
  TRUST............................   Long-term growth and protection of capital from
                                        investment in securities of foreign and domestic
                                        companies that possess substantial natural resource
                                        assets.
MERRILL LYNCH GLOBAL SMALLCAP FUND,
  INC. ............................   Long-term growth of capital by investing primarily in
                                        equity securities of companies with relatively small
                                        market capitalizations located in various foreign
                                        countries and in the United States.
MERRILL LYNCH GLOBAL UTILITY FUND,
  INC. ............................   Capital appreciation and current income through
                                        investment of at least 65% of its total assets in equity
                                        and debt securities issued by domestic and foreign
                                        companies that are primarily engaged in the ownership
                                        or operation of facilities used to generate, transmit
                                        or distribute electricity, telecommunications, gas or
                                        water.
MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND RETIREMENT........   Growth of capital and, secondarily, income from
                                        investment in a diversified portfolio of equity
                                        securities placing principal emphasis on those
                                        securities which management of the fund believes to be
                                        undervalued.
MERRILL LYNCH HEALTHCARE FUND, INC.
  (residents of Wisconsin must meet
  investor suitability
  standards).......................   Capital appreciation through worldwide investment in
                                        equity securities of companies that derive or are
                                        expected to derive a substantial portion of their sale
                                        from products and services in healthcare.

MERRILL LYNCH INTERNATIONAL EQUITY
  FUND.............................   Capital appreciation and, secondarily, income by
                                        investing in a diversified portfolio of equity
                                        securities of issuers located in countries other than
                                        the United States.
MERRILL LYNCH LATIN AMERICA FUND,
  INC. ............................   Capital appreciation by investing primarily in Latin
                                        American equity and debt securities.
MERRILL LYNCH MARYLAND MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Maryland income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH MASSACHUSETTS LIMITED
  MATURITY MUNICIPAL BOND FUND.....   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal and Massachusetts income taxes as
                                        is consistent with prudent investment management
                                        through investment in a portfolio primarily of
                                        intermediate-term investment grade Massachusetts
                                        Municipal Bonds.
MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND..............   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Massachusetts income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH MICHIGAN LIMITED
  MATURITY MUNICIPAL BOND
  FUND.............................   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal and Michigan income taxes as is
                                        consistent with prudent investment management through
                                        investment in a portfolio primarily of
                                        intermediate-term investment grade Michigan Municipal
                                        Bonds.
MERRILL LYNCH MICHIGAN MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Michigan income taxes as is consistent with
                                        prudent investment management.

MERRILL LYNCH MINNESOTA MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Minnesota income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH MUNICIPAL BOND FUND,
  INC. ............................   Tax-exempt income from three separate diversified
                                        portfolios of municipal bonds.
MERRILL LYNCH MUNICIPAL
  INTERMEDIATE TERM FUND...........   Currently the only portfolio of Merrill Lynch Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level as possible of income exempt
                                        from Federal income taxes by investing in investment
                                        grade obligations with a dollar weighted average
                                        maturity of five to twelve years.
MERRILL LYNCH NEW JERSEY LIMITED
  MATURITY MUNICIPAL BOND FUND.....   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal and New Jersey income taxes as is
                                        consistent with prudent investment management through
                                        investment in a portfolio primarily of
                                        intermediate-term investment grade New Jersey
                                        Municipal Bonds.
MERRILL LYNCH NEW JERSEY MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and New Jersey income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH NEW MEXICO MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and New Mexico income taxes as is consistent with
                                        prudent investment management.

MERRILL LYNCH NEW YORK LIMITED
  MATURITY MUNICIPAL BOND FUND.....   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal, New York State and New York City
                                        income taxes as is consistent with prudent investment
                                        management through investment in a portfolio primarily
                                        of intermediate-term investment grade New York
                                        Municipal Bonds.
MERRILL LYNCH NEW YORK MUNICIPAL
  BOND FUND........................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal,
                                        New York State and New York City income taxes as is
                                        consistent with prudent investment management.
MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND..............   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and North Carolina income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH OHIO MUNICIPAL BOND
  FUND.............................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Ohio income taxes as is consistent with prudent
                                        investment management.
MERRILL LYNCH OREGON MUNICIPAL BOND
  FUND.............................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Oregon income taxes as is consistent with prudent
                                        investment management.
MERRILL LYNCH PACIFIC FUND,
  INC. ............................   Capital appreciation by investing in equity securities
                                        of corporations domiciled in Far Eastern and Western
                                        Pacific countries, including Japan, Australia, Hong
                                        Kong and Singapore.

MERRILL LYNCH PENNSYLVANIA LIMITED
  MATURITY MUNICIPAL BOND FUND.....   A portfolio of Merrill Lynch Multi-State Limited
                                        Maturity Municipal Series Trust, a series fund, whose
                                        objective is to provide as high a level of income
                                        exempt from Federal and Pennsylvania income taxes as
                                        is consistent with prudent investment management
                                        through investment in a portfolio primarily of
                                        intermediate-term investment grade Pennsylvania
                                        Municipal Bonds.
MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND..............   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        and Pennsylvania income taxes as is consistent with
                                        prudent investment management.
MERRILL LYNCH PHOENIX FUND,
  INC. ............................   Long-term growth of capital by investing in equity and
                                        fixed income securities, including tax-exempt
                                        securities, of issuers in weak financial condition or
                                        experiencing poor operating results believed to be
                                        undervalued relative to the current or prospective
                                        condition of such issuer.
MERRILL LYNCH QUALITY BOND
  PORTFOLIO (available only for
  exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian).......................   A portfolio of Merrill Lynch Asset Builder Program,
                                        Inc., a series fund, whose objective is to provide a
                                        high level of current income through investment in a
                                        diversified portfolio of debt obligations, such as
                                        corporate bonds and notes, convertible securities,
                                        preferred stocks and governmental obligations.
MERRILL LYNCH SHORT-TERM GLOBAL
  INCOME FUND, INC. ...............   As high a level of current income as is consistent with
                                        prudent investment management from a global portfolio of
                                        high quality debt securities denominated in various
                                        currencies and multi-national currency units and
                                        having remaining maturities not exceeding three years.
MERRILL LYNCH SPECIAL VALUE FUND,
  INC. ............................   Long-term growth of capital from investment in
                                        securities, primarily common stocks, of relatively small
                                        companies believed to have special investment value
                                        and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC DIVIDEND
  FUND.............................   Long-term total return from investment in dividend
                                        paying common stocks that yield more than Standard &
                                        Poor's 500 Composite Stock Price Index.
MERRILL LYNCH TECHNOLOGY FUND,
  INC. ............................   Capital appreciation through worldwide investment in
                                        equity securities of companies that derive or are
                                        expected to derive a substantial portion of their
                                        sales from products and services in technology.
MERRILL LYNCH TEXAS MUNICIPAL BOND
  FUND.............................   A portfolio of Merrill Lynch Multi-State Municipal
                                        Series Trust, a series fund, whose objective is to
                                        provide as high a level of income exempt from Federal
                                        income taxes as is consistent with prudent investment
                                        management by investing primarily in a portfolio of
                                        long-term, investment grade obligations issued by the
                                        State of Texas, its political subdivisions, agencies
                                        and instrumentalities.
MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO (available
  only for exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts as
  custodian).......................   A portfolio of Merrill Lynch Asset Builder Program,
                                        Inc., a series fund, whose objective is to provide a
                                        high current return through investments in U.S.
                                        Government and government agency securities, including
                                        GNMA mortgage-backed certificates and other
                                        mortgage-backed government securities.
MERRILL LYNCH UTILITY INCOME FUND,
  INC. ............................   High current income through investment in equity and
                                        debt securities issued by companies that are primarily
                                        engaged in the ownership or operation of facilities
                                        used to generate, transmit or distribute electricity,
                                        telecommunications, gas or water.
MERRILL LYNCH WORLD INCOME FUND,
  INC. ............................   High current income by investing in a global portfolio
                                        of fixed income securities denominated in various
                                        currencies, including multinational currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY ASSETS TRUST...   Preservation of capital, liquidity and the highest
                                        possible current income consistent with the foregoing
                                        objectives from the short-term money market securities
                                        in which the Fund invests.
MERRILL LYNCH RETIREMENT RESERVES
  MONEY FUND
  (available only for exchanges
  within certain retirement
  plans)...........................   Currently the only portfolio of Merrill Lynch Retirement
                                        Series Trust, a series fund, whose objectives are to
                                        provide current income, preservation of capital and
                                        liquidity available from investment in a diversified
                                        portfolio of short-term money market securities.
MERRILL LYNCH U.S.A. GOVERNMENT
  RESERVES.........................   Preservation of capital, current income and liquidity
                                        available from investing in direct obligations of the
                                        U.S. Government and repurchase agreements relating to
                                        such securities.
MERRILL LYNCH U.S TREASURY MONEY
  FUND.............................   Preservation of capital, liquidity and current income
                                        through investment exclusively in a diversified
                                        portfolio of short-term marketable securities which
                                        are direct obligations of the U.S. Treasury.
Class B, Class C and Class D Share Money Market Funds:

MERRILL LYNCH GOVERNMENT FUND......   A portfolio of Merrill Lynch Funds for Institutions
                                        Series, a series fund, whose objective is to provide
                                        current income consistent with liquidity and security
                                        of principal from investment in securities issued or
                                        guaranteed by the U.S. Government, its agencies and
                                        instrumentalities and in repurchase agreements secured
                                        by such obligations.

MERRILL LYNCH INSTITUTIONAL FUND...   A portfolio of Merrill Lynch Funds for Institutions
                                        Series, a series fund, whose objectives is to provide
                                        maximum current income consistent with liquidity and
                                        the maintenance of a high quality portfolio of money
                                        market securities.

MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND..................   A portfolio of Merrill Lynch Funds for Institutions
                                        Series, a series fund, whose objectives is to provide
                                        current income exempt from Federal income taxes,
                                        preservation of capital and liquidity available from
                                        investment in a diversified portfolio of short- term,
                                        high quality municipal bonds.

MERRILL LYNCH TREASURY FUND........   A portfolio of Merrill Lynch Funds for Institutions
                                        Series, a series fund, whose objectives is to provide
                                        current income consistent with liquidity and security
                                        of principal from investment in direct obligations of
                                        the U.S. Treasury and up to 10% of its total assets in
                                        repurchase agreements secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. In addition, a shareholder exchanging shares of any of the funds may be subject to a backup withholding tax unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct and that such investor is not otherwise subject to backup withholding. See "Dividends, Distributions and Taxes" below.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange, or, if the exchange does not involve a money market fund, the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES

     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

     As discussed in the Fund's Prospectus, the Trust has established another series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Series level rather than at the Trust level.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission's exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends", they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal or California personal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Fund.

     The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds will be exempt from California income taxes if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Bonds. The Trust intends to invest at least 50% of the Fund's assets in California Municipal Bonds at all times.

Shareholders subject to income taxation in states other than California will realize a lower after tax rate of return than California shareholders since the dividends distributed by the Fund will generally not be exempt, to any significant degree, from taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from California income taxes. The Fund will allocate exempt-interest dividends among the Class A, Class B, Class C and Class D shareholders for California income tax purposes based on a method similar to that described above for Federal income tax purposes.

     Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to the California state franchise tax if received by a corporation subject to such tax, and may be subject to state taxes in states other than California and to local taxes in cities other than those in California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California franchise tax should consult their tax advisers with respect to the application of such taxes to Fund dividends and as to their California tax situation in general.

     To the extent the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for California income tax purposes, will be treated as capital gains which are taxed at ordinary income tax rates. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains will not be eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31, of such year.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after the Fund's taxable year-end, the portion of the Fund's dividends declared during the year which are a tax preference item for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own advisers concerning the applicability of the United States withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

ENVIRONMENTAL TAX

     The Code imposes a deductible tax (the "Environmental Tax") on a corporation's alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax will be imposed for taxable years beginning after December 31, 1986 and before January 1, 1996 unless extended. The Environmental Tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. The Code provides, however, that a RIC such as the Fund is not subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum taxable income for corporate shareholders under the Code (as described above) may subject corporate shareholders of the Fund to the Environmental Tax.

TAX TREATMENT OF FUTURES AND OPTION TRANSACTIONS

     The Fund may write, purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in financial futures contracts or the related options.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.
                               ------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and applicable California tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable California tax laws. The Code and the Treasury regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes (other than those imposed by California) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return, yield and tax-equivalent yield information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                                 CLASS A SHARES*                       CLASS B SHARES
                                         -------------------------------       -------------------------------
                                                             REDEEMABLE                            REDEEMABLE
                                                             VALUE OF A                            VALUE OF A
                                         EXPRESSED AS       HYPOTHETICAL       EXPRESSED AS       HYPOTHETICAL
                                         A PERCENTAGE          $1,000          A PERCENTAGE          $1,000
                                          BASED ON A         INVESTMENT         BASED ON A         INVESTMENT
                                         HYPOTHETICAL        AT THE END        HYPOTHETICAL        AT THE END
                                            $1,000               OF               $1,000               OF
                                          INVESTMENT         THE PERIOD         INVESTMENT         THE PERIOD
                                         ------------       ------------       ------------       ------------
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                       (including maximum applicable sales charges)
One Year Ended August 31, 1995.....            2.50  %      $  1,025.00              2.28  %      $  1,022.80
Five Years Ended August 31, 1995...            7.01  %      $  1,403.10              7.34  %      $  1,424.80
Inception (September 30, 1985) to
 August 31, 1995...................                                                  8.15  %      $  2,175.60
Inception (October 25, 1988) to
 August 31, 1995...................            7.04  %      $  1,593.70
Inception (October 21, 1994) to
 August 31, 1995...................

                                                CLASS C SHARES**                      CLASS D SHARES**
                                         -------------------------------       -------------------------------
                                                             REDEEMABLE                            REDEEMABLE
                                                             VALUE OF A                            VALUE OF A
                                         EXPRESSED AS       HYPOTHETICAL       EXPRESSED AS       HYPOTHETICAL
                                         A PERCENTAGE          $1,000          A PERCENTAGE          $1,000
                                          BASED ON A         INVESTMENT         BASED ON A         INVESTMENT
                                         HYPOTHETICAL        AT THE END        HYPOTHETICAL        AT THE END
                                            $1,000               OF               $1,000               OF
                                          INVESTMENT         THE PERIOD         INVESTMENT         THE PERIOD
                                         ------------       ------------       ------------       ------------

One Year Ended August 31, 1995.....
Five Years Ended August 31, 1995...
Inception (September 30, 1985) to
 August 31, 1995...................
Inception (October 25, 1988) to
 August 31, 1995...................
Inception (October 21, 1994) to
 August 31, 1995...................           9.31   %      $  1,079.60             5.88   %      $  1,050.40

                                               (Footnotes on the following page)

                                                 CLASS A SHARES*                       CLASS B SHARES
                                         -------------------------------       -------------------------------
                                                             REDEEMABLE                            REDEEMABLE
                                                             VALUE OF A                            VALUE OF A
                                         EXPRESSED AS       HYPOTHETICAL       EXPRESSED AS       HYPOTHETICAL
                                         A PERCENTAGE          $1,000          A PERCENTAGE          $1,000
                                          BASED ON A         INVESTMENT         BASED ON A         INVESTMENT
                                         HYPOTHETICAL        AT THE END        HYPOTHETICAL        AT THE END
                                            $1,000               OF               $1,000               OF
                                          INVESTMENT         THE PERIOD         INVESTMENT         THE PERIOD
                                         ------------       ------------       ------------       ------------
                                                                  ANNUAL TOTAL RETURN
                                                      (excluding maximum applicable sales charges)

Year Ended August 31,
 1995..............................            6.77%        $1,067.70                6.28%        $1,062.80
 1994..............................           (.92)%        $  990.80              (1.50)%        $  985.00
 1993..............................           13.19%        $1,131.90               12.62%        $1,126.20
 1992..............................           10.23%        $1,102.30                9.68%        $1,096.80
 1991..............................           10.73%        $1,107.30               10.18%        $1,101.80
 1990..............................            5.21%        $1,052.10                4.58%        $1,045.80
 1989..............................                                                 11.14%        $1,111.40
 1988..............................                                                  5.05%        $1,050.50
 1987..............................                                                  1.52%        $1,015.20
Inception (September 30, 1985) to
 August 31, 1986...................                                                 23.19%        $1,231.90
Inception (October 25, 1988) to
 August 31, 1989...................            7.96%        $1,079.60
Inception (October 21, 1994) to
 August 31, 1995...................

                                                       AGGREGATE TOTAL RETURN
                                            (including maximum applicable sales charges)
Inception (September 30, 1985) to
  August 31, 1995..................                                                117.56%        $2,175.60
Inception (October 25, 1988) to
 August 31, 1995...................           59.37%        $1,593.70
Inception (October 21, 1994) to
 August 31, 1995...................

                                                                     YIELD
30 days ended on August 31, 1995...            5.17%                                 4.89%

                                                             TAX-EQUIVALENT YIELD***
30 days ended on August 31, 1995...            7.18%                                 6.79%

                                                CLASS C SHARES**                      CLASS D SHARES**
                                         -------------------------------       -------------------------------
                                                             REDEEMABLE                            REDEEMABLE
                                                             VALUE OF A                            VALUE OF A
                                         EXPRESSED AS       HYPOTHETICAL       EXPRESSED AS       HYPOTHETICAL
                                         A PERCENTAGE          $1,000          A PERCENTAGE          $1,000
                                          BASED ON A         INVESTMENT         BASED ON A         INVESTMENT
                                         HYPOTHETICAL        AT THE END        HYPOTHETICAL        AT THE END
                                            $1,000               OF               $1,000               OF
                                          INVESTMENT         THE PERIOD         INVESTMENT         THE PERIOD
                                         ------------       ------------       ------------       ------------

                                                                  ANNUAL TOTAL RETURN
                                                     (excluding maximum applicable sales charges)

Year Ended August 31,
 1995..............................
 1994..............................
 1993..............................
 1992..............................
 1991..............................
 1990..............................
 1989..............................
 1988..............................
 1987..............................
Inception (September 30, 1985) to
 August 31, 1986...................
Inception (October 25, 1988) to
 August 31, 1989...................
Inception (October 21, 1994) to
 August 31, 1995...................           8.96%         $1,089.60             9.42%         $1,094.20

                                                              AGGREGATE TOTAL RETURN
                                                   (including maximum applicable sales charges)
Inception (September 30, 1985) to
  August 31, 1995..................
Inception (October 25, 1988) to
 August 31, 1995...................
Inception (October 21, 1994) to
 August 31, 1995...................           7.96%         $1,079.60               5.04%         $1,050.40

                                                                     YIELD
30 days ended on August 31, 1995...           4.78%                                 5.08%

                                                             TAX-EQUIVALENT YIELD***
30 days ended on August 31, 1995...           6.64%                                 7.06%

---------------

  * Information as to Class A shares is presented only for the period October 25, 1988 to August 31, 1995. Prior to October 25, 1988, no Class A shares were publicly issued.
 ** Information as to Class C and Class D shares is presented only for the period October 21, 1994 (commencement of operations) to August 31, 1995. Prior to October 21, 1994, no Class C or Class D shares had been publicly issued.
*** Based on a Federal income tax rate of 28%.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the contingent deferred sales charge in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES

     The Declaration of Trust provides that the Trust shall be comprised of separate series ("Series") each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Fund and Merrill Lynch California Insured Municipal Bond Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. See "Purchase of Shares". The Trust has received an order from the Commission permitting the issuance and sale of multiple classes of shares. The order permits the Trust to issue additional Classes of shares of any Series if the Board of Trustees deems such issuance to be in the best interests of the Trust.

     All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance and/or distribution of the Class B, Class C and Class D shares are borne solely by such class. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and were amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of any remaining unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased. Such organizational expenses include certain of the initial organizational expenses of the Trust which have been allocated to the Fund by the Trustees. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of August 31, 1995, is set forth below.

                                                              AUGUST 31, 1995
                                         ----------------------------------------------------------
                                           CLASS A         CLASS B         CLASS C        CLASS D
                                         -----------     ------------     ----------     ----------
Net Assets.............................  $44,228,256     $616,198,905     $3,130,524     $3,846,498
                                          ==========      ===========      =========      =========
Number of Shares Outstanding...........    3,880,999       54,055,554        274,709        337,469
                                          ==========      ===========      =========      =========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding).........................  $     11.40     $      11.40     $    11.40     $    11.40
Sales Charge (for Class A and Class D
  shares: 4.00% of offering price
  (4.17% of net asset value per
  share))*.............................          .48               **             **            .48
                                         -----------     ------------     ----------     ----------
Offering Price.........................  $     11.88     $      11.40     $    11.40     $    11.88
                                          ==========      ===========      =========      =========

---------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Trust.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Trust--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on August 31 of each year. The Trust sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibit relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.
                               ------------------

     The Declaration of Trust establishing the Trust dated March 20, 1985, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch California Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" (as defined in the Declaration) only shall be liable.

     To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares on December 1, 1995.

                                   APPENDIX I

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

     The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

ECONOMIC CONDITIONS

     The economy of the State of California (sometimes referred to as the "State") is the largest among the 50 states and one of the largest in the world. Total employment is about 14 million, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. Total gross domestic product of about $835 billion in 1994 was larger than all but six nations in the world.

     California's July 1, 1994 population of over 32 million represented over 12 percent of the total United States population. The official 1990 Census population was 29,760,021 as of April 1, 1990, which represented an increase of over 6 million persons, or 26 percent, during the decade of the 1980's. As of the April 1, 1990 census, the median age of California's population was 31.5 years, younger than the 1990 U.S. median of 32.9 years.

     California's population is concentrated in metropolitan areas. As of the April 1, 1990 Census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. Overall, California's population per square mile was 191 in 1990. As of July 1, 1994, 69 percent of the population of the State was located in the two consolidated Metropolitan Statistical Areas in California. The 5-county Los Angeles area accounted for 48 percent, with 15.6 million residents. The 10-county San Francisco Bay Area represented 21 percent, with a population of 6.7 million.

     Recent studies indicate changes in the State's population dynamics. Since 1990, population growth has shifted to depend on births and foreign immigration. Net movements within the U.S. were negative during the State's economic recession in 1991-94, but domestic immigration to the State has increased as the State's economy has improved. The population is expected to become more ethnically diverse into the next century, with the Latino and Asian populations growing faster than other groups.

     California. Starting in mid-1990, the State entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the State since the 1930's, with job losses estimated at over 800,000, particularly in the manufacturing (predominately aerospace), services and construction sectors. The greatest effects were felt in Southern California. A significant portion of these losses are linked to post-Cold War cuts in the federal defense budget and military base closures. The trough of the recession is estimated to have occurred in late 1993, again later than for the nation as a whole. Although a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.

     Northridge Earthquake. On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck the Los Angeles metropolitan area, centered in the Northridge area of the City of Los Angeles. Significant property damage, estimated at $15-20 billion, occurred to private and public facilities in a four-county area including northern Los Angeles County, Ventura County and parts of Orange and San Bernardino Counties. These counties were declared as State and federal disaster areas by January 18. Much of this damage will be compensated by insurance or government aid; although the remaining losses total several billion dollars, this amount is small compared to the overall wealth of the region. The effects of the earthquake are not expected to have a material impact on the State's overall economic performance.

     The State. In the years following enactment of the federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became much more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. This date essentially coincided with the start of the current recession, which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund
Programs --K-14 education, health, welfare and corrections --were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures will continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

     As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. Despite budget actions by the Legislature, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

     The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

     Reports by the Department of Finance in May, 1995 indicate that, with economic recovery well underway in the State, General Fund revenues for the entire 1994-95 Fiscal Year were above projections, and expenditures were below projections because of slower than anticipated health/welfare caseload growth and school enrollments. The aggregate effect improved the budget picture by about $500 million, leaving an estimated budget deficit of about $630 million at June 30, 1995.

     Analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of illegal immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department of Finance estimates that about $33 million of these funds will have been received during the State's 1994-95 Fiscal Year, with the balance received in the current fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act.

     Pursuant to the Budget Adjustment Law (the "Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 would decrease more than $430 million from the amount projected by the State in its Official Statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year.

     The second step in the process was for the Director of Finance to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal and for the State Controller to either concur with these updated statements or provide a report to the Governor and the Legislature identifying specific corrections, objections or concerns and the State Controller's estimate of the cash condition of the General Fund for the 1994-95 and 1995-96 Fiscal Years. On June 1, 1995, the State Controller issued a report assessing the May 1995 Revision of the Governor's Budget (the "May Revision"). The May Revision had projected that by June 30, 1996, the General Fund would have about $1.8 billion in borrowable resources. The State Controller noted that this estimate was based on a number of assumptions, which might not be fulfilled, including a relatively high estimate of economic growth, reliance on a level of federal funds that might not be forthcoming and federal government actions regarding welfare and health waivers that might not be approved, and possible costs from ongoing litigation. The State Controller projected that, in a "worst-case" scenario where all the May Revision estimates were found to be too optimistic, the $1.8 billion cushion of cash resources could disappear and a $500 million deficit would result, forcing the "trigger" to be pulled on October 15.

     The third step in the process occurred on October 15, 1995, when the State Controller, in conjunction with the Legislative Analyst's Office, reviewed the estimated cash condition of the General Fund for the

1995-96 Fiscal Year. The State Controller estimates that the General Fund would not have negative internal cash resources on June 30, 1996 (i.e., external borrowing would be needed to pay all obligations due) (the "October Report"). If a cash shortfall had been identified by the State Controller, the State Legislature would have been required to enact legislation providing for sufficient General Fund expenditure reductions, revenue increases, or both.

     1995-96 Budget Act. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). Two of the principal features of the Proposed Budget were a phased, 15% cut in personal income and corporate taxes, and a further expansion of the "realignment" process to transfer more responsibility and funding sources for certain health and welfare programs to local governments. Neither of these proposals was approved by the Legislature. As a result of the improving economy, with resulting improved revenue and caseload estimates, the State entered the 1995-96 Budget negotiations with the smallest nominal "budget gap" to be closed in many years.

     The 1995-96 Budget Act was signed by the Governor on August 3, 1995. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the budget reserve, the SFEU at June 30, 1996. The Budget Act also projects Special Fund revenues of $12.7 billion and appropriates Special Fund expenditures of $13.4 billion.

     Subsequent Developments. Reports from the Department of Finance indicate that State General Fund revenues through the first four months of the 1995-96 fiscal year were about $676 million, or 5.4%, above Budget Act projections. For the four months, personal income tax (primarily estimated tax payments) were $261 million (4.6%) above projection; sales and use taxes were $151 million (3.5%) above projection, and bank and corporation taxes (also primarily estimated tax payments) were $182 million (12.7%) above projection.

     The State Controller's October Report, while finding no need to impose automatic budget cuts, noted a number of areas where there was likely to be a divergence from the original budget estimates. On the positive side, the State Controller noted that improving economic conditions were leading to improved cash receipts. On the negative side, the October Report estimated that federal actions to allow health and welfare cuts and to reimburse the State for illegal immigrant costs were not likely to provide as much money as had been planned, and that Proposition 98 expenditures for K-14 schools had been underestimated. In addition, the State Controller reported that an annual review of internal borrowable resources resulted in a $705 million increase of estimated available internal borrowable resources. In total, therefore, the State Controller estimated that the State's cash position on June 30, 1996 would be about $500 million worse than the estimate of $1.9 billion of available internal cash resources included in the original budget, but still large enough to avoid the Budget Adjustment Law cuts.

     Orange County Bankruptcy. On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The County has reported the Funds' loss at about $1.54 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

     On May 2, 1995, the United States Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Funds. Most participants have received in cash 80% (90% for school districts) of their Funds' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent of the holders thereof, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and Standard & Poor's. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax to replace revenues lost after the Funds' investment losses. It is anticipated that a recovery plan (the "Plan") including, among others, the County and participants in the Funds will be arrived at in the near future. The Plan has been approved by the State Legislature and the Governor.

     The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain County administered State programs because of insufficient resources, it may be necessary for the State to intervene, although no prediction can be made what, if any, action may occur.

LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose other taxes. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING LITIGATION

     Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property, and effectively prohibits the levying of any other ad valorem property tax for general purposes. However, on May 3, 1986, Proposition 46, an amendment to
Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

     Article XIIIB of the California Constitution limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that the local government has financial responsibility for providing. To the extent the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

     In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) required that any tax for general governmental purposes imposed by local governments be approved by a majority of the electorate of the government entity, (ii) required that any special tax (defined as taxes levied for other than general government purposes) imposed by a local government entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricted the use of revenues from a special tax to the purposes or for the service for which the special tax is imposed, (iv) prohibited the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibited the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) required that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) required that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenues allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permitted those provisions to be amended exclusively by the voters of the State of California.

     On September 28, 1995 the California Supreme Court upheld the constitutionality of the provision requiring a two-thirds vote in order for a local government to impose a "special tax." Although the Supreme Court has yet to rule on the provision requiring a majority vote for a "general tax," it appears the Supreme Court is favorably disposed to uphold that portion of Proposition 62 as well. In that event, a number of taxes currently being collected (especially by counties and general law cities) would be invalidated. Prior collection of such taxes may also be subject to claims for refund unless the Supreme Court chooses to apply its ruling prospectively. The California Supreme Court has yet to consider the validity of Proposition 62 to charter cities.

     At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spend and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the costs of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

     On November 3, 1992, voters approved an initiative statute, Proposition 163, which exempts certain food products, including candy and other snack foods, from California's sales tax. The sales tax had been broadened to include those items as part of the 1991-92 budget legislation. The State Legislative Analyst estimates a revenue reduction of $300 million per year ($200 million in 1992-93).

     Article XIIIA, Article XIIIB and a number of propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.

RECENT INITIATIVES

     Proposition 187. On November 8, 1994 the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits public funding of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 the measure requires, commencing January 1, 1995, that every school district in the state verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments) with first-year costs potentially in excess of $100 million.

     The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirement in Proposition 187 could jeopardize the ability of school districts to receive these funds.

     Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. A United States District Court judge overseeing four of the lawsuits has granted an injunction enjoining the implementation of most of the provisions of Proposition 187, pending a trial on the merits.

     Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more-significant lawsuits pending against the State are described herein.

     The State is a defendant in 12 lawsuits involving the exclusion of small business stock gains from preference tax and in some cases, also from taxation. The lead cases are Mervin Morris v. Franchise Tax Board and James Lennane v. Franchise Tax Board. The majority of the remaining cases had been deferred pending the outcome of the Morris and Lennane cases. The Supreme Court has ruled against the State in Lennane but has not yet ruled in Morris. The State will lose at least $80 million as a result of the Lennane decision.

     The State has lost several tax cases relating to the State's method of determining the tax on gross health insurance premiums. The loss to the State will be approximately $200 million.

     In Parr v. State of California, a complaint was filed in federal court claiming that payment of wages in registered warrants violated the Fair Labor Standards Act ("FLSA"). The federal court held that the issuance of registered warrants does violate the FLSA but subsequently withdrew its order. Further proceedings are uncertain at this time. If the State loses, the maximum amount of damages could be approximately $500 million.

     The State is involved in a lawsuit seeking reimbursement for alleged state-mandated costs. In Thomas Hayes v. Commission on State Mandates, the State Director of Finance is appealing a 1984 decision by the State Board of Control. The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students; however, funds have not been appropriated. The amount of potential liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at over $1 billion.

     In another case, the State is a defendant in Long Beach Unified School District v. State of California. In this case, the school district seeks reimbursement for voluntary desegregation costs incurred in the implementation of California Department of Education guidelines. The years of reimbursement are from fiscal year 1977-78 and each fiscal year thereafter to the present. The district prevailed in a superior court, and the case has been decided by a State appellate court against the State. A petition for review was denied and the superior court judgment has become final, but the court retains jurisdiction to oversee payment. The State anticipates that the unfavorable outcome will affect pending claims by other school districts, and the total loss could be in excess of $300 million.

     A federal Court of Appeals in the case of Deanna Beno et al. v. Donna Shalala, et al., reversing a trial court ruling in favor of the State, recently determined that the Secretary of the United States Department of Health and Human Services violated the federal Administrative Procedure Act when she approved California's Assistance Payment Demonstration Project, which, in part, granted California a waiver from complying with requirements for state participation in the federal program for medical assistance (Medicaid). The waiver had allowed California to reduce payments under the Aid to Families with Dependent Children program (AFDC) below 1988 payment levels without violating Medicaid requirements relating to maintenance of AFDC payment levels. California had relied, in part, on the waiver to reduce state AFDC payments in 1992, 1993 and 1994. The Court of Appeals remanded the case to the trial court with instructions to remand the demonstration project to the Secretary for additional consideration of objections raised by the plaintiffs. The effect of the court's decision on California is uncertain at this time.

     One of the features of the 1994-95 Budget Act is a 2.3 percent reduction in AFDC payments. In Welch v. Anderson, on August 19, 1994, the San Francisco Superior Court issued a preliminary injunction against the California Director of Social Services to prevent the 2.3 percent AFDC cuts from becoming effective

September 1, 1994. While September cuts were already in process and could not be halted, the court ordered the cuts to be restored. The preliminary injunction has been appealed and the case on the merits remains pending.

     The State is involved in two lawsuits related to contamination at the Stringfellow toxic waste site. In one suit, the State is one of approximately 130 defendants in Penny Newman v. J. B. Stringfellow, et. al. in which 3,800 plaintiffs are claiming damages of $850 million arising from contamination at the Stringfellow toxic waste site. The State is a defendant because it chose the site and approved the deposit of toxic wastes. Seventeen of the 3,800 plaintiffs have litigated their claims; in half of these cases plaintiffs' verdicts in the total amount of $159,000 were received and in the remaining cases verdicts were entered for the State. The other cases have been settled for $13.5 million. In the separate suit described in United States, People of the State of California
v. J. B. Stringfellow, Jr., et al., the State has been found liable by the District Court on the counterclaim. The amount of liability is still being litigated, although allocation of liability has been determined by the trial court, including an allocation of liability to the State.

     The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential lability to the remaining 300 plaintiffs, from claims filed, ranges form $800 million to $1.5 billion. An appeal has been filed.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. It is expected that a formal settlement reflecting these conditions will be entered into in the near future.

     The oral agreement provides that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayment are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Once a court settlement is reached, and the Director of Finance certifies that such a settlement has occurred, $360 million in appropriations to schools will be disbursed in August 1996.

     The State is involved in a case concerning the default by Triad Healthcare on a $167 million loan guaranteed by the Cal-Mortgage Loan Insurance Division of the Office of Statewide Health Planning and Development (Cal-Mortgage). Monies for the loan were raised through the sale of Certificates of Participation and Cal-Mortgage insured the debt service payments. Since July 1993, Triad has failed to make its monthly debt service payments; therefore, the reserve account of the bonds has been used to make the payments. Once the reserve account is exhausted, additional debt service payments would be made from the Health Facility Construction Loan Insurance Fund as they become due. However, if there is any shortfall in this fund, the State's General Fund would be used to make up the difference.

     In Jernigan & Burleson v. State, filed in federal district court, the prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority. The inmates claims the State has violated the Fair Labor Standards Act (the "FLSA"). Plaintiffs are seeking back pay for the period from August 1990 onward, and liquidated damages, for a total of approximately $350 million. In June 1995, the district court ruled that the inmates are not employees under the FLSA. The decision has been appealed to the Ninth Circuit Court of Appeals.

     Additional lawsuits, challenge the transfer of moneys from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993 and 1994. Plaintiffs in the two cases titled Abramovitz, et al. v. Wilson, et al., filed in State and federal court, seek to have the transfers reversed and the moneys, allegedly totaling approximately $400 million, returned to the special funds. Plaintiffs in the case of Kurt Hathaway, et. al. v. Wilson, filed in State court, seek to reverse transfers of money from special fund accounts to the State's General Fund authorized in the 1994 and 1995 Budget Acts, allegedly totaling approximately $370 million. The State disputes both liability and the amount claimed. In the case of Professional Engineers in California Government ("PECG") v. Wilson, several State employees' unions have challenged transfers made from special funds to the general fund pursuant to the Budget Acts of 1993, 1994 and 1995 and seek reimbursement of over $400 million to these special funds.

     In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in Fiscal Year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation found to be constitutional, and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. The State defendants have appealed.

                                  APPENDIX II

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MUNICIPAL BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge".
      Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     Bonds which are rated B generally lack characteristics of the desirable investment.
      Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca    Bonds which are rated Ca represent obligations which are speculative in a high degree.
      Such issues are often in default or have other marked shortcomings.
C     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2 /VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3 /VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings:
Aaa--judged to be the best quality, carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as upper medium grade obligations; Baa considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL DEBT RATINGS OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:

  I.  Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
 II.  Nature of and provisions of the obligation;
III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
        AAA  Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
         AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
          A  Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
        BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
         BB  Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as
          B  predominately speculative with respect to capacity to pay interest and repay
        CCC  principal in accordance with the terms of the obligations. "BB" indicates the
         CC  lowest degree of speculation and "C" the highest degree of speculation. While
          C  such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
         CI  The rating "CI" is reserved for income bonds on which no interest is being paid.
          D  Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2   Capacity for timely payment on issues with this designation is satisfactory.
           However, the relative degree of safety is not as high as for issues designated
           "A-1".
     A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
       B   Issues rated "B" are regarded as having only speculative capacity for timely payment.
       C   This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
       D   Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

     SP-1 A very strong, or strong, capacity to pay principal and interest.
          Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

     Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

        1. An application for rating was not received or accepted.

        2. The issue or issuers belongs to a group of securities that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Standard & Poor's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date information to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF INVESTMENT GRADE BOND RATINGS OF FITCH INVESTORS SERVICE, INC. ("FITCH")

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA   Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
      AA   Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
           "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".
       A   Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB   Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

                            Improving                    Up Arrow
                            Stable                       Left Arrow Right Arrow
                            Declining                    Down Arrow
                            Uncertain                    Up-Down Arrow


Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

NR indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

            BB  Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
                However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
             B  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
                timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
           CCC  Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
            CC  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
             C  Bonds are in imminent default in payment of interest or principal.
 DDD, DD and D  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
                represents the highest potential for recovery on these bonds, and "D"
                represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

     F-1+  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
      F-1  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".
      F-2  Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.
      F-3  Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
      F-S  Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
        D  Default. Issues assigned this rating are in actual or imminent payment default.
      LOC  The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.
      INS  The symbol "INS" indicates that the rating is based on an insurance policy or financial guaranty issued by an insurance company.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND OF
MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
September 29, 1995

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California--98.5%
AAA       Aaa     $  3,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue
                             Bonds, RITES, 8.745% due 12/28/2018 (c)(j)                                            $  3,244

                             Antioch, California, Improvement Bonds (1915 Assessment District No. 27--
                             Lone Tree):
NR*       NR*          630    Series D, 6.20% due 9/02/2002                                                             641
NR*       NR*          670    Series D, 6.40% due 9/02/2003                                                             686
NR*       NR*        4,975    Series D, 7.30% due 9/02/2013                                                           5,129
NR*       NR*        4,000    Series E, 7.125% due 9/02/2016                                                          4,086

AAA       Aaa        3,140   Brea, California, Public Financing Authority, Tax Allocation Revenue Bonds
                             (Redevelopment Project), Series A, 6.75% due 8/01/2022 (c)                               3,309

AAA       Aaa        2,025   Brentwood, California, Unified School District Revenue Bonds, 6.85%
                             due 8/01/2016 (d)                                                                        2,173

A1+       VMIG1++      700   California Health Facilities Financing Authority Revenue Bonds (Catholic
                             Health Care), VRDN, Series C, 3.40% due 7/01/2020 (b)(c)                                   700

                             California Health Facilities Financing Authority Revenue Bonds, Series A:
AA        Aa3       16,770    (Kaiser Permanente), 7% due 10/01/2018                                                 17,851
AAA       Aaa        4,350    (Kaiser Permanente), 7% due 10/01/2018 (c)                                              4,738
BB        Ba         5,150    Refunding (Good Samaritan Health System), 7.50% due 5/01/2015                           5,183
AAA       Aaa        4,085    Refunding (San Diego Hospital Association), 6.20% due 8/01/2020 (c)                     4,126
AAA       Aaa        4,000    (Scripps Memorial Hospital), 6.25% due 10/01/2013 (c)                                   4,060
NR*       A          5,780    (Scripps Research Institute), 6.625% due 7/01/2014                                      5,962

                             California HFA, Home Mortgage Revenue Bonds:
AA-       Aa         5,080    AMT, Series A, 7.70% due 8/01/2030                                                      5,381
AA-       Aa           535    AMT, Series B, 8% due 8/01/2029                                                           570
AA-       Aa        10,200    AMT, Series F-1, 7% due 8/01/2026                                                      10,639
AA-       Aa           855    AMT, Series G, 8.15% due 8/01/2019                                                        914
AA-       Aa         2,205    Series A, 8.125% due 8/01/2019                                                          2,373
AA-       Aa         3,085    Series D, 7.25% due 8/01/2017                                                           3,287

                             California HFA, Revenue Bonds, AMT:
AA-       Aa         4,250    RIB, 8.777% due 8/01/2023 (j)                                                           4,303
AAA       Aaa          980    Series A, 7.20% due 2/01/2026 (c)                                                       1,032

                             California Pollution Control Financing Authority, Solid Waste Disposal
                             Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT (b):
A1+       VMIG1++      700    Series A, 3.60% due 10/01/2024                                                            700
A1+       VMIG1++      300    Series B, 3.60% due 12/01/2024                                                            300

PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch California Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single-Family
TRAN       Tax Revenue Anticipation Notes
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (continued)
AA        Aa       $10,000   California State Department of Water Resources, Central Valley Project
                             Revenue Bonds (Water Systems), Series M, 5% due 12/01/2019                            $  8,707

A         A1         2,000   California State, GO, UT, 10% due 2/01/2010                                              2,875

A         A1         3,500   California State, GO, Various Purpose Bonds, UT, 5.90% due 4/01/2023                     3,384

A+        A1        16,300   California State, GO, Veterans' Revenue Bonds, AMT, UT, Series AW, 7.70%
                             due 4/01/2009                                                                           17,698

                             California State Public Works Board, Lease Revenue Bonds:
A-        A         10,675    (Department of Corrections--Monterey County), Series A, 7% due
                              11/01/2019                                                                             11,421
A-        A          3,555    High Technology Facilities (San Jose Facilities), Series A, 7.75%
                              due 8/01/2006                                                                           4,100
A-        A          7,000    (Various Community College Projects), 7% due 3/01/2019                                  7,469
AAA       Aaa       10,625    (Various University of California Projects), Series A, 6.40% due
                              12/01/2016 (d)                                                                         10,998
A-        A1         1,475    (Various University of California Projects), Series B, 6.625% due
                              12/01/2019                                                                              1,533

                             California Statewide Community Development Authority Revenue Bonds, COP:
AAA       Aaa        5,360    (Good Samaritan Health System), 6.50% due 5/01/2024 (k)                                 5,547
AA        Aa         4,750    (Saint Joseph Health System Group), 6.625% due 7/01/2021                                4,972
A1        VMIG1++    1,700    (Sutter Health Obligation Group), VRDN, 3.30% due 7/01/2015 (b)(d)                      1,700

AAA       Aaa        5,000   Central Coast, California, Water Authority Revenue Bonds
                             (State Water Project Regional Facilities), 6.60% due 10/01/2022 (d)                      5,250

BBB       NR*        1,000   Contra Costa County, California, Public Financing Authority,
                             Tax Allocation Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                    1,033

                             Corona, California, COP, Corona Community:
AAA       Aaa        1,915    8% due 3/01/2009 (a)                                                                    2,418
AAA       Aaa        2,065    8% due 3/01/2010 (a)                                                                    2,606
AAA       Aaa        2,230    8% due 3/01/2011 (a)                                                                    2,828
AAA       Aaa        2,410    8% due 3/01/2012 (a)                                                                    3,067
AAA       Aaa        2,605    8% due 3/01/2013 (a)                                                                    3,324
AAA       Aaa        2,810    8% due 3/01/2014 (a)                                                                    3,592
AAA       Aaa        3,035    8% due 3/01/2015 (i)                                                                    3,918

NR*       Aaa        4,635   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds,
                             Series A, 7.10% due 1/01/2011(i)                                                         4,944

A1+       VMIG1++      600   Eastern Municipal Water District, California, Water and Sewer Revenue
                             Refunding Bonds, VRDN, COP, Series B, 3.35% due 7/01/2020 (b)(e)                           600

AAA       Aaa        5,000   El Cajon, California, Redevelopment Agency, Tax Allocation
                             (El Cajon Redevelopment Project), 6.60% due 10/01/2022 (d)                               5,252

BBB+      NR*        3,600   Fontana, California, Redevelopment Agency, Tax Allocation Refunding
                             Bonds (Jurupa Hills Redevelopment Project), Series A, 7.20% due 10/01/2024               3,773

AAA       Aaa        2,230   Irvine, California, Unified School District, Special Tax Community
                             Facilities Bonds (District No. 86-1), Series A, 8.10% due 11/15/2013 (c)                 2,536

                             Long Beach, California, Improvement Bonds (1915 Assessment District 90-2):
NR*       NR*          465    7% due 9/02/2001                                                                          479
NR*       NR*          495    7.05% due 9/02/2002                                                                       510
NR*       NR*          530    7.10% due 9/02/2003                                                                       546
NR*       NR*          570    7.15% due 9/02/2004                                                                       587
NR*       NR*          610    7.20% due 9/02/2005                                                                       628
NR*       NR*          655    7.25% due 9/02/2006                                                                       675
NR*       NR*        4,065    7.50% due 9/02/2011                                                                     4,202

SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (continued)
NR*       NR*     $  5,695   Long Beach, California, M/F Redevelopment Agency Revenue Bonds
                             (Housing--Pacific Court Apartments), Issue B, AMT, 6.95% due 9/01/2023            $      5,100

NR*       NR*        4,545   Long Beach, California, Special Tax Community Facilities, District No.3--
                             Pine Avenue, 6.375% due 9/01/2023                                                        4,235

AAA       Aaa        5,225   Los Angeles, California, Community Redevelopment Agency,
                             Housing Revenue Refunding Bonds, Series A, 6.45% due 7/01/2017 (d)                       5,393

AAA       Aaa        5,150   Los Angeles, California, Community Redevelopment Agency,
                             Tax Allocation Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)         5,344

AAA       Aaa       17,050   Los Angeles, California, Convention and Exhibition Center Authority,
                             COP, 9% due 12/01/2005 (a)                                                              22,693

AA-       Aa        10,000   Los Angeles, California, Department of Water and Power, Electric Plant
                             Revenue Bonds, Registered RITR, 8.522% due 2/01/2020 (j)                                10,375

AAA       Aaa        5,000   Los Angeles, California, Department of Water and Power, Waterworks Revenue
                             Bonds, 6.30% due 7/01/2024 (c)                                                           5,122

                             Los Angeles, California, Harbor Department Revenue Bonds:
AAA       NR*       14,000    7.60% due 10/01/2018 (i)                                                               15,772
AA        Aa         1,965    Series B, AMT, 6.60% due 8/01/2014                                                      2,045

                             Los Angeles, California, Wastewater System Revenue Bonds  (c):
AAA       Aaa        2,000    Refunding, Series A, 5.70% due 6/01/2020                                                1,918
AAA       Aaa        7,890    Series D, 6.625% due 12/01/2012                                                         8,346

AAA       Aaa       13,500   Los Angeles County, California, COP (Correctional Facilities Project), 6.50%
                             due 9/01/2013 (c)                                                                       13,975

NR*       NR*        8,000   Los Angeles County, California, COP (Marina Del Rey), Series A, 6.50% due
                             7/01/2008                                                                                7,999

AAA       Aaa       10,000   Los Angeles County, California, Metropolitan Transportation Authority,
                             Sales Tax Revenue Bonds (Proposition C--Second Senior), Series A, 5.50% due
                             7/01/2017 (d)                                                                            9,360

AA-       Aaa       18,105   Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                             Bonds, Series A, 6.90% due 7/01/2001 (a)                                                20,641

AAA       Aaa        4,750   Marysville, California, Hospital Revenue Bonds (Fremont--Rideout Health Group),
                             Series A, 6.30% due 1/01/2022 (d)                                                        4,837

                             Metropolitan Water District, Southern California, Waterworks Revenue Bonds:
AA        Aa         3,000    6.625% due 7/01/2012                                                                    3,187
AA+       Aa         4,880    Refunding, 6.75% due 6/01/2022                                                          5,036

AAA       Aaa        2,000   Modesto, California, Health Facilities Revenue Bonds (Memorial Hospital
                             Association), Series A, 6.875% due 6/01/2021 (c)                                         2,125

AAA       Aaa        5,635   Ontario, California, Redevelopment Financing Authority Revenue Bonds
                             (Cimarron Project No.1), 6.375% due 8/01/2020 (c)                                        5,776

AAA       Aaa       20,300   Orange County, California, Local Transportation Authority,
                             Sales Tax Revenue Bonds, Second Series, 6.10% due 2/14/2011 (e)                         20,665

A         NR*        5,000   Palmdale, California, Civic Authority, Revenue Refunding Bonds
                             (Merged Redevelopment Project), Series A, 6.60% due 9/01/2034                            5,262

A+        A1         8,000   Pasadena, California, COP, Refunding Bonds (Old Pasadena Parking Facility
                             Project), 6.25% due 1/01/2018                                                            8,253

AAA       Aaa       11,620   Pittsburg, California, Redevelopment Agency, Residential Mortgage Revenue Bonds,
                             9.60% due 6/01/2016 (i)                                                                 17,223

SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (continued)
NR*       NR*     $  4,890   Pleasanton, California, Joint Powers Financing Authority, Revenue Reassessment
                             Bonds, Sub-Series B, 6.75% due 9/02/2017                                             $   4,925

AAA       Aaa        1,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                             11/01/2016 (c)                                                                           1,030

                             Poway, California, Redevelopment Agency, Tax Allocation Revenue Refunding Bonds
                             (Paraguay Redevelopment Project) (e):
AAA       Aaa        7,000    5.50% due 12/15/2023                                                                    6,499
AAA       Aaa        3,800    5.75% due 12/15/2026                                                                    3,651

AAA       Aaa        3,450   Rancho, California, Water District Financing Authority Revenue Bonds,
                             RITES, 9.199% due 9/11/2001 (a)(d)(j)                                                    4,261

AAA       Aaa        1,500   Redding, California, Electric System Revenue Bonds, COP, RIB, 8.65% due
                             7/01/2022(c)(j)                                                                          1,644

                             Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA       Aaa        1,500    Refunding, Series A, 6.50% due 7/15/2011 (d)                                            1,592
A-        NR*        2,500    Series B, 7.25% due 7/15/2011                                                           2,696

A1+       VMIG1++    2,600   Riverside County, California, COP (Riverside County Public Facilities),
                             ACES, Series A, 3.45% due 12/01/2015 (b)                                                 2,600

                             Riverside County, California, Redevelopment Agency Bonds (Tax Allocation
                             Redevelopment Project), Series A:
BBB       NR*        2,430    7.50% due 10/01/2026                                                                    2,590
AAA       Aaa        3,000    Refunding, 5.625% due 8/01/2023 (c)                                                     2,852

AAA       Aaa        3,000   Rohnert Park, California, Community Development Agency, Tax Allocation
                             Refunding Bonds (Rohnert Park Redevelopment Project), 6.50% due 8/01/2020 (d)            3,094

AAA       Aaa        5,335   Sacramento, California, City Financing Authority Revenue Bonds, 6.70% due
                             11/01/2001 (a)                                                                           6,060

                             Sacramento, California, Municipal Utilities District, Electric
                             Revenue Bonds:
AAA       Aaa        5,000    INFLOS, 8.565% due 8/15/2018 (e)(j)                                                     5,131
AAA       Aaa        5,000    Series B, 6.375% due 8/15/2022 (c)                                                      5,132

AA        Aa         2,500   San Bernardino, California, Health Care System Revenue Bonds (Sisters of Charity),
                             Series A, 7% due 7/01/2021                                                               2,689

SP1+      NR*        5,000   San Diego, California, Area Local Government Bonds, COP, TRAN, 4.75% due 10/18/1996      5,030

AAA       Aaa        7,250   San Diego, California, IDR, Refunding (San Diego Gas & Electric),
                             Series C, 5.90% due 9/01/2018 (d)                                                        7,107

                             San Francisco, California, City and County Airport Commission,
                             International Airport Revenue Bonds, Second Series (d):
AAA       Aaa        3,240    AMT, Issue 6, 6.50% due 5/01/2018                                                       3,371
AAA       Aaa        8,000    AMT, Issue 6, 6.60% due 5/01/2020                                                       8,412
AAA       Aaa        8,500    Refunding, Issue 1, 6.30% due 5/01/2011                                                 8,821

NR*       NR*        1,280   San Francisco, California, City and County Redevelopment Agency,
                             Community Facilities District, Special Tax No. 1 Revenue Bonds (South Beach),
                             8.20% due 8/01/2013                                                                      1,390

AAA       Aaa        6,195   San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                             5.375% due 10/01/2016 (e)                                                                5,784

AAA       Aaa        4,150   Santa Clara County, California, Electric Revenue Bonds, Series A, 6.50% due
                             7/01/2021 (c)                                                                            4,293

AAA       Aaa       10,000   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                             (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2020 (d)                  10,705

SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (concluded)

AA        A1      $  1,000   Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds,
                             Series A, 6.75% due 6/01/2011                                                         $  1,059

AAA       Aaa        2,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation
                             (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (c)                  2,065

                             Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT (h):
AAA       NR*        4,175    Series A, 7.625% due 10/01/2023                                                         4,445
AAA       NR*        2,450    Series A, 7.35% due 9/01/2024 (g)                                                       2,597
AAA       NR*        1,040    Series B, 7.75% due 3/01/2024 (g)                                                       1,101

AAA       Aaa        5,000   Southern California Public Power Authority, Power Project Revenue Bonds (San
                             Juan Unit 3), Series A, 5% due 1/01/2020 (c)                                             4,352

AA+       VMIG1++    4,100   Southern California Public Power Authority, Transmission Project, Revenue
                             Refunding Bonds (Southern Transmission Project), VRDN, 3.15% due 7/01/2019 (b)(d)        4,100

BBB+      NR*       21,930   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                             Revenue Refunding Bonds (Ogden Martin System, Inc. Project), 7.625% due 1/01/2010       23,401

AAA       Aaa        4,000   Stockton, California, Revenue Bonds (Wastewater Treatment Plant Expansion),
                             COP, Series A, 6.80% due 9/01/2024 (e)                                                   4,258

AAA       Aaa        4,000   Tri-City, California, Hospital District Revenue Bonds (Tri-City Hospital), 7.50%
                             due 2/01/2017 (c)                                                                        4,526

                             University of California Revenue Bonds (Multiple Purpose Projects):
A-        NR*       14,700    Refunding, Series A, 6.875% due 9/01/2002 (a)                                          16,858
AAA       Aaa        8,000    Series D, 6.25% due 9/01/2012 (c)                                                       8,238
AAA       Aaa        6,000    Series D, 6.375% due 9/01/2019 (c)                                                      6,159
AAA       Aaa       11,845    Series D, 6.375% due 9/01/2024 (c)                                                     12,126

                             West Covina, California, COP (Queen of the Valley Hospital):
A         A          2,810    6.50% due 8/15/2019                                                                     2,803
A         A          6,000    6.95% due 8/15/2023                                                                     6,310

AAA       Aaa        6,000   West Sacramento, California, Redevelopment Agency, Tax Allocation Revenue Bonds
                             (West Sacramento Redevelopment Project), 6.25% due 9/01/2010 (c)                         6,206


Puerto Rico--2.4%


A         Baa1       5,000   Puerto Rico Commonwealth, GO, UT, 6.45% due 7/01/2017                                    5,169

A         Baa1      10,465   Puerto Rico Commonwealth, Highway and Transportation Authority,
                             Highway Revenue Bonds, Series T, 6.625% due 7/01/2018                                   10,915

Total Investments (Cost--$638,499 )--100.9%                                                                         673,288

Liabilities in Excess of Other Assets--(0.9%)                                                                        (5,884)
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $667,404
                                                                                                                   ========

(a)Prerefunded.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)FSA Insured.
(g)FNMA Collateralized.
(h)GNMA Collateralized.
(i)Escrowed to Maturity.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
(k)CAPMAC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$638,499,362)(Note 1a)                          $673,287,854
                    Cash                                                                                          99,976
                    Receivables:
                      Securities sold                                                      $ 20,724,278
                      Interest                                                               12,184,525
                      Beneficial interest sold                                                  229,241       33,138,044
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                         128,247
                                                                                                            ------------
                    Total assets                                                                             706,654,121
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   36,423,400
                      Beneficial interest redeemed                                            1,146,312
                      Dividends to shareholders (Note 1f)                                       949,895
                      Investment adviser (Note 2)                                               307,096
                      Distributor (Note 2)                                                      262,489       39,089,192
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       160,746
                                                                                                            ------------
                    Total liabilities                                                                         39,249,938
                                                                                                            ------------

Net Assets:         Net assets                                                                              $667,404,183
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    388,100
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      5,405,555
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         27,471
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         33,747
                    Paid-in capital in excess of par                                                         650,305,824
                    Accumulated realized capital losses on investments--net (Note 5)                         (16,973,155)
                    Accumulated distributions in excess of realized capital gains--net                        (6,571,851)
                    Unrealized appreciation on investments--net                                               34,788,492
                                                                                                            ------------
                    Net assets                                                                              $667,404,183
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $44,228,256 and 3,880,999
                    shares of beneficial interest outstanding                                               $      11.40
                                                                                                            ============
                    Class B--Based on net assets of $616,198,905 and 54,055,554
                    shares of beneficial interest outstanding                                               $      11.40
                                                                                                            ============
                    Class C--Based on net assets of $3,130,524 and 274,709 shares of
                    beneficial interest outstanding                                                         $      11.40
                                                                                                            ============
                    Class D--Based on net assets of $3,846,498 and 337,469 shares of
                    beneficial interest outstanding                                                         $      11.40
                                                                                                            ============


                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 45,693,141
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                          3,828,093
                    Account maintenance and distribution fees--Class B (Note 2)                                3,249,016
                    Transfer agent fees--Class B (Note 2)                                                        292,378
                    Printing and shareholder reports                                                             125,242
                    Professional fees                                                                             83,636
                    Registration fees (Note 1e)                                                                   78,769
                    Custodian fees                                                                                66,614
                    Accounting services (Note 2)                                                                  64,518
                    Trustees' fees and expenses                                                                   40,349
                    Transfer agent fees--Class A (Note 2)                                                         19,780
                    Pricing fees                                                                                  17,934
                    Account maintenance and distribution fees--Class C (Note 2)                                    8,263
                    Account maintenance fees--Class D (Note 2)                                                     2,131
                    Transfer agent fees--Class D (Note 2)                                                            847
                    Transfer agent fees--Class C (Note 2)                                                            727
                    Other                                                                                         14,609
                                                                                                            ------------
                    Total expenses                                                                             7,892,906
                                                                                                            ------------
                    Investment income--net                                                                    37,800,235
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (16,973,155)
Unrealized Gain     Change in unrealized appreciation on investments--net                                     17,518,587
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 38,345,667
--Net (Notes 1b,                                                                                            ============
1d & 3):


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1995            1994
Operations:         Investment income--net                                                 $ 37,800,235     $ 43,908,000
                    Realized gain (loss) on investments--net                                (16,973,155)       4,109,882
                    Change in unrealized appreciation on investments--net                    17,518,587      (61,534,369)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          38,345,667      (13,516,487)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,035,857)      (3,624,918)
Shareholders          Class B                                                               (34,575,842)     (40,283,082)
(Note 1f):            Class C                                                                   (69,364)              --
                      Class D                                                                  (119,172)              --
                    Realized gain on investments--net:
                      Class A                                                                        --       (1,039,120)
                      Class B                                                                        --      (12,643,710)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (499,088)
                      Class B                                                                        --       (6,072,763)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (37,800,235)     (64,162,681)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (120,046,349)     (21,161,878)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (119,500,917)     (98,841,046)
                    Beginning of year                                                       786,905,100      885,746,146
                                                                                           ------------     ------------
                    End of year                                                            $667,404,183     $786,905,100
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
                                                                                         Class A
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              1995       1994       1993        1992      1991
Per Share           Net asset value, beginning of year             $  11.32   $  12.38   $  11.80   $  11.44    $  11.03
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .64        .68       .70         .72         .74
                      Realized and unrealized gain (loss) on
                      investments--net                                  .08       (.78)       .78        .41         .41
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .72       (.10)      1.48       1.13        1.15
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.64)      (.68)      (.70)      (.72)       (.74)
                      Realized gain on investments--net                  --       (.19)      (.20)      (.05)         --
                      In excess of realized gain on
                      investments--net                                   --       (.09)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.64)      (.96)      (.90)      (.77)       (.74)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.40   $  11.32   $  12.38   $  11.80    $  11.44
                                                                   ========   ========   ========   ========    ========

Total               Based on net asset value per share                6.77%      (.92%)    13.19%     10.23%      10.73%
Investment                                                         ========   ========   ========   ========    ========
Return:*

Ratios to           Expenses                                           .65%       .62%       .63%       .63%        .64%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Investment income--net                            5.83%      5.65%      5.87%      6.26%       6.57%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 44,228   $ 60,017   $ 64,526   $ 46,556    $ 37,499
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               53.40%     75.66%     61.24%     52.31%     116.09%
                                                                   ========   ========   ========   ========    ========

                   *Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                         Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              1995       1994       1993       1992       1991
Per Share           Net asset value, beginning of year             $  11.32   $  12.38   $  11.80   $  11.44    $  11.03
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .59        .61        .64        .67         .68
                      Realized and unrealized gain (loss) on
                      investments--net                                  .08       (.78)       .78        .41         .41
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .67       (.17)      1.42       1.08        1.09
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.59)      (.61)      (.64)      (.67)       (.68)
                      Realized gain on investments--net                  --       (.19)      (.20)      (.05)         --
                      In excess of realized gain on
                      investments--net                                   --       (.09)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.59)      (.89)      (.84)      (.72)       (.68)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.40   $  11.32   $  12.38   $  11.80    $  11.44
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share                6.28%     (1.50%)    12.62%      9.68%      10.18%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                              .66%       .63%       .63%       .63%        .65%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          1.16%      1.13%      1.13%      1.13%       1.15%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            5.32%      5.15%      5.38%      5.76%       6.07%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $616,199   $726,888   $821,220   $729,569    $690,885
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               53.40%     75.66%     61.24%     52.31%     116.09%
                                                                   ========   ========   ========   ========    ========



The following per share data and ratios have been derived
from information provided in the financial statements.                                    For the Period Oct. 21, 1994++
                                                                                                 to Aug. 31, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C          Class D
Per Share           Net asset value, beginning of period                                   $      10.94     $      10.94
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .49              .54
                    Realized and unrealized gain on investments--net                                .46              .46
                                                                                           ------------     ------------
                    Total from investment operations                                                .95             1.00
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.49)            (.54)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      11.40     $      11.40
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            8.96%+++         9.42%+++
Return:**                                                                                  ============     ============


Ratios to           Expenses, excluding account maintenance and distribution fees                  .67%*            .66%*
Average                                                                                    ============     ============
Net Assets:         Expenses                                                                      1.27%*            .76%*
                                                                                           ============     ============
                    Investment income--net                                                        5.04%*           5.59%*
                                                                                           ============     ============

Supplemental        Net assets, end of period (in thousands)                               $      3,131     $      3,846
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           53.40%           53.40%
                                                                                           ============     ============

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average net assets. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                                $2,220        $28,775
Class D                                $1,704        $20,537

For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $866,830 and $3,844 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $360,260,804 and $455,808,554, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:

                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments            $(12,697,427) $  34,788,492
Short-term investments             (1,146,290)            --
Financial futures
contracts                          (3,129,438)            --
                                 ------------  -------------
Total                            $(16,973,155) $  34,788,492
                                 ============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)



As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $34,788,492 of which $35,965,265 related to appreciated securities and $1,176,773 related to depre-ciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $638,499,362.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $(120,046,349) and $(21,161,878) for the years ended August 31, 1995 and August 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           356,036  $   3,948,528
Shares issued to share-
holders in reinvestment of
dividends                             110,995      1,224,562
                                  -----------  -------------
Total issued                          467,031      5,173,090
Shares redeemed                    (1,889,907)   (20,801,528)
                                  -----------  -------------
Net decrease                       (1,422,876) $ (15,628,438)
                                  ===========  =============


Class A Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                         1,162,525  $  13,965,656
Shares issued to share-
holders in reinvestment of
dividends & distributions             216,094      2,566,392
                                  -----------  -------------
Total issued                        1,378,619     16,532,048
Shares redeemed                    (1,287,071)   (15,074,976)
                                  -----------  -------------
Net increase                           91,548  $   1,457,072
                                  ===========  =============


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         4,055,625  $  44,759,130
Shares issued to share-
holders in reinvestment
of dividends                        1,364,078     15,067,056
                                  -----------  -------------
Total issued                        5,419,703     59,826,186
Shares redeemed                   (15,559,912)  (170,703,755)
Automatic conversion
of shares                             (22,131)      (248,360)
                                  -----------  -------------
Net decrease                      (10,162,340) $(111,125,929)
                                  ===========  =============


Class B Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                         7,118,622  $  84,446,664
Shares issued to shareholders
in reinvestment of dividends
& distributions                     2,212,118     26,273,099
                                  -----------  -------------
Total issued                        9,330,740    110,719,763
Shares redeemed                   (11,430,290)  (133,338,713)
                                  -----------  -------------
Net decrease                       (2,099,550) $ (22,618,950)
                                  ===========  =============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           343,686  $   3,830,307
Shares issued to share-
holders in reinvestment
of dividends                            3,078         34,747
                                  -----------  -------------
Total issued                          346,764      3,865,054
Shares redeemed                       (72,055)      (813,364)
                                  -----------  -------------
Net increase                          274,709  $   3,051,690
                                  ===========  =============
++Commencement of Operations.

Class D Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           383,812  $   4,170,592
Automatic conversion
of shares                              22,131        248,360
Shares issued to share-
holders in reinvestment of
dividends                               7,710         86,300
                                  -----------  -------------
Total issued                          413,653      4,505,252
Shares redeemed                       (76,184)      (848,924)
                                  -----------  -------------
Net increase                          337,469  $   3,656,328
                                  ===========  =============
++Commencement of Operations.


5. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $9,806,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

-----

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
Investment Objective and Policies.......    2
Description of Municipal Bonds and
  Temporary Investments.................    5
  Description of Municipal Bonds........    5
  Description of Temporary
    Investments.........................    7
  Repurchase Agreements.................    8
  Financial Futures Transactions and
    Options.............................    9
Investment Restrictions.................   14
Management of the Trust.................   16
  Trustees and Officers.................   16
  Compensation of Trustees..............   18
  Management and Advisory
    Arrangements........................   18
Purchase of Shares......................   20
  Alternative Sales Arrangements........   20
  Initial Sales Charge
    Alternative--Class A and Class D
    Shares..............................   21
  Reduced Initial Sales Charges.........   21
  Distribution Plans....................   24
  Limitations on the Payment of Deferred
    Sales Charges.......................   25
Redemption of Shares....................   26
  Deferred Sales Charges--Class B and
    Class C Shares......................   26
Portfolio Transactions..................   27
Determination of Net Asset Value........   28
Shareholder Services....................   29
  Investment Account....................   29
  Automatic Investment Plans............   30
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....   30
  Systematic Withdrawal Plans--Class A
    and Class D Shares..................   31
  Exchange Privilege....................   32
Distributions and Taxes.................   45
  Environmental Tax.....................   48
  Tax Treatment of Futures and Options
    Transactions........................   49
Performance Data........................   49
General Information.....................   52
  Description of Series and Shares......   52
  Computation of Offering Price Per
    Share...............................   53
  Independent Auditors..................   53
  Custodian.............................   53
  Transfer Agent........................   54
  Legal Counsel.........................   54
  Reports to Shareholders...............   54
  Additional Information................   54
Appendix I
  Economic and Other Conditions in
    California..........................   55
Appendix II
  Ratings of Municipal Bonds............   65
Independent Auditors' Report............   74
Financial Statements....................   75

                              Code #10328-1295

    [MERRILL LYNCH LOGO]

    Merrill Lynch
    California Municipal
    Bond Fund

    Merrill Lynch California
    Municipal Series Trust

    STATEMENT OF
    ADDITIONAL
    INFORMATION

    December 29, 1995

    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                            Back cover of Prospectus and
graph paper and Merrill Lynch                      back cover of Statement of
logo including stylized market                     Additional Information
bull
